DECEMBER 31, 2000

                                    ANNUAL
                                    Report

                   Burnham Fund

Burnham Dow 30'sm' Focused Fund

Burnham Financial Services Fund            THE BURNHAM FAMILY OF FUNDS

      Burnham Money Market Fund

          Burnham U.S. Treasury
              Money Market Fund




[LOGO] BURNHAM
       FINANCIAL GROUP

The Year in REVIEW
-------------------------------------------------------------------------------

Fear and uncertainty converged in the second half of the year -- and the result was dismal equity performance, low investor and consumer confidence, and a flight to the safety of defensive stocks and government bonds. A strong GDP combined with tight energy and labor conditions provided impetus for the Fed to continue tightening, in the hope of steering the economy towards a soft landing. Consumers have pulled back discretionary purchases as they faced higher energy and interest expenses. Saturated by Y2k investments, many corporations have cut capital budgets.

Companies along economically sensitive sectors, faced with excess capacity and inventories, are issuing earnings warnings for the fourth quarter and months ahead. And for unprofitable, fledgling internet-related companies, losing the ability to tap into the capital markets has forced a growing number to cease operations.

Most of all, the markets hate surprises. And when you add to an already weak market, the escalation of unrest in the Middle East, unseasonably cold weather, and the recent election turmoil, it should come as no surprise that the market has responded so savagely. But, there appears to be a light on the horizon. Finally, the Fed has recognized the need to reverse course, align its interests with those of investors, stimulate the economy, and encourage capital risk.

               DJIA             S&P 500            Nasdaq
               ----             -------            ------
               -4.8%             -9.1%             -39.3%

o Interest rates rose and cash was tight. The year ended with Fed Funds at 6.5%, and the 10-year Treasury Note at 5.1%. Historically, this "inverted yield curve" is an indicator of economic weakness ahead. At year-end, the Fed abandoned its anti-inflation stance, recognizing "weakness in the forseeable future," and in a surprise inter-meeting move, cut rates 0.50% the first week of January 2001, signaling further reductions ahead.

o Petroleum prices soared during 2000, and consumers responded by cutting expenditures. West Texas Intermediate oil reached over $34.00 per barrel in October, before ending the year at $26.72.

  Major Mergers and Acquisitions Announced in the Second Half of 2000

  Deutche Telekom & VoiceStream Wireless
  General Electric & Honeywell
  JDS Uniphase & SDL
  Chevron & Texaco
  Chase Manhattan & JP Morgan & Co.
  Source: Wall Street Journal

o Retail sales declined in the fourth quarter, particularly in durable goods, and holiday sales were poor in comparison with prior years. On-line sales grew to 0.78% of retail sales, but promotional pricing and the high cost of operations ensured continued red-ink, forcing many prominent "dot coms" to shut down operations.

o Higher interest rates have hurt most sectors of the economy. Housing starts and durable goods shipments have steadily declined while inventories have been rising. Auto sales dropped dramatically in the fourth quarter, and US manufacturers have announced cuts in production. Airline revenues have been on the decline, and corporate profit warnings have analysts anticipating particular weakness in the retail, transportation, chemicals and auto sectors.

  Gross Domestic Product

% change from preceding period

                   Q4 1999     Q1 2000     Q2 2000     Q3 2000*
                   -------     -------     -------     --------
                     8.3%        4.8%        5.6%        2.2%

* Quarterly estimate expressed at a seasonally adjusted annual rate.

Price Changes 2000--Selected Components of Urban CPI

Apparel    Food   Housing    Medical Care    Transportation    Energy
-------    ----   -------    ------------    --------------    ------
-1.4%      2.4%    4.0%          4.2%             5.4%          16.2%


   [PHOTO]


Burnham News and Views

In what has proven to be a turbulent year for equity markets, we are pleased with the remarkably resilient performance turned in by your funds over the course of 2000. With the Burnham Financial Services Fund exceeding the S&P 500 by approximately 61%, the Burnham Fund beating the S&P 500 by approximately 11% and the Burnham Dow 30 Focused Fund outpacing the S&P 500 by approximately 2%, we can't help but be optimistic as we look forward to 2001.

Over the course of the year, we have continued our efforts to provide you with enhanced services and more timely fund and market information. By the time you read this, our new website will be up and running, offering investors and investment professionals easily downloadable reports, articles and press releases, portfolio manager commentary, video streaming, and soon, daily fund prices and online account inquiry and transaction capabilities. We encourage you to visit the site at www.burnhamfunds.com and explore the many resources available to you.

We've also recently obtained ticker symbols for all of the funds in our family. These symbols will make it easier for you to obtain information on all of our funds through all of the major online brokerages and reporting services such as Morningstar and Lipper. The attention our funds are receiving from the print and broadcast press continues unabated. The Burnham Fund's selection in September as one of SmartMoney's "Ten Best Funds to Buy Now" has been followed by a number of print profiles and television appearances, culminating in an in-depth profile and Q&A in the January 8th issue of Barron's.

Finally, we wish to thank you, our shareholders, for your loyalty over the years and your continued support. We look forward to the coming year with great anticipation for continued outstanding performance and shareholder value.

Jon Burnham

Jon Burnham
CHAIRMAN AND CEO


Source: Bureau of Labor Statistics, December 16, 2000

Equity markets were turbulent, but several sectors shined. Technology and internet-related stocks were battered, in some cases indiscriminately, as investors lost patience with unprofitable firms. Reduced earnings expectations for profitable growth companies caused compression of the lofty p/e ratios achieved in 1999. A "Y2K hangover," in which companies and consumers over-bought technology deliverables in 1999, and held back in 2000 also weighed on technology. Strong returns, however, were achieved in aerospace/defense, consumer staples, energy, financial services, health care providers, and specialty services.


S&P 500: Best and Worst Sectors 2000

               Communications
Technology     Services         Consumer Cyclical    Financial    Health Care   Utilities
----------     --------------   -----------------    ---------    -----------   ---------
-40.4%           -39.7%              -21.1%            23.8%          34.4%       54.3%

o High-grade fixed income markets performed well in 2000, with the Lehman Brothers aggregate bond index rising 11.63%. Factors that boosted returns included the reduction of long-term debt issuance by the US Government, the repurchase of long term debt by the treasury, falling yields and flight to safety by investors. Corporate debt, however, returned weak performance as defaults increased and investors grew concerned about credit quality.

LOOKING AHEAD

We believe that the pieces are in place for a recovery in the markets, but it will take time for investors to build confidence to risk new capital. Over the coming months we expect to see the Fed cut rates, and to increase the money supply. This may provide the stimulus necessary to resume appreciable growth in the second half of 2001. The Fed had targeted GDP growth at a rate of 4 to 4.5% for 2000, and has published guidance towards a 3.25 to 3.75% growth rate for 2001.

We expect that the decline in US interest rates will be accompanied by a decline in the dollar, a firming of the euro, and lower energy prices. Lower energy prices may be achieved by a slowdown of economy and conservation (this occurred during the Asian crisis). These factors should positively impact the profitability of multi-national corporations, and it should also stimulate export orders.

Lower interest rates will also spur investment in the private sector. We anticipate that existing and new home sales will show favorable year-over-year growth, and that consumers may increase investments in the durable goods which accompany home purchases. Homeowners may refinance their existing mortgages, improve their balance sheets, and regain the confidence needed to increase their spending on discretionary items. Car sales may also begin to improve as loan rates decline. Combined with the possibility of lower energy costs and a likely tax cut, 2001 may be a markedly better year for consumer spending.

The amount of the US budget surplus -- which hinges on the depth of this economic downturn -- will determine the size of any fiscal stimulus. Nevertheless, "baby boomers" are nearing retirement, and we believe the government will continue to increase the savings rate. It is our view that retirement policies will be liberalized, and pressure will build towards serious estate tax reform. Surplus permitting, the treasury should continue to repurchase long term debt, which will move liquidity towards the corporate debt markets, which experienced a difficult 2000.

Meanwhile, as of this writing, mutual fund cash reserves are at historically high levels (6.5%), earning reasonable returns. Should professional sentiment turn positive, there is sufficient liquidity in the market to have a dramatic effect on economically sensitive sectors of the S&P 500. We currently favor the more defensive and interest sensitive sectors of the economy: energy, health care, REITS, regional banks and financial service firms. As sentiment improves, we believe investors will turn to companies with the best earnings streams. These include health care, technology, housing-related and financial services firms.

While we remain cautious, particularly for the first half of 2001, we remain optimistic about the long-term prospects of the U.S. economy and its financial markets.

   The Funds

   Burnham Fund

+2.1%      Class A
+1.3%      Class B

   The fund outperformed its peers and the S&P 500 by a wide margin during the report period.

   Performance and discussion             4
   Portfolio and financials              17
   ----------------------------------------
   Burnham Dow 30'sm'
   Focused Fund

-7.0%

   Both the fund and the index ended the year 2000 down though the fund outperformed its peer group.

   Performance and discussion             6
   Portfolio and financials              22
   ----------------------------------------
   Burnham Financial
   Services Fund

+52.8%     Class A
+51.6%     Class B

   A strong second half performance catapulted the fund to the top 1% of its peer group as financial stocks continued to outperform the broader markets.

   Performance and discussion             8
   Portfolio and financials              25
   ----------------------------------------
   Burnham Money
   Market Fund

+5.7%

   The fund's competitive total return for the year proved positive as fund inflows increased dramatically from the prior year.

   Performance and discussion            10
   Portfolio and financials              30
   ----------------------------------------
   Burnham U.S. Treasury
   Money Market Fund

+5.6%

   The fund proved a sound defensive choice for investors -- while providing a high degree of stability and liquidity.

   Performance and discussion            12
   Portfolio and financials              34

                                                                        REVIEW 3

Burnham Fund


[PHOTO]

"We attribute our success during the past two years' volatile bull and bear markets, to our strict investment discipline and attention to tax-efficiency."

                                                                    Jon Burnham

                                                                    Jon Burnham
                                                              Portfolio Manager


The equity environment has been harsh and punishing since March 2000. The Burnham Fund was unable to sustain the peak levels it obtained mid-year, but still finished the year with an increase of 2.1% -- dramatically outpacing the S&P 500 by 11.2% and our peer group by 9.3%. This satisfying performance placed us in the top 12% of our category for the second year in a row, and ranks us in the top 5% based on three-year returns according to Morningstar.

o During the year, we slowly shifted our emphasis to the more defensive areas of the S&P 500. Traditionally, the Burnham Fund has emphasized technology & communications, health care, energy and financial services. While the correc-tion in technology and cyclical industries certainly negatively impacted our performance during the year, our emphasis on market leaders in growing sectors with positive fundamentals provided a strong base of support within these sectors. Nevertheless, we were a net seller of technology equities during the second half of the year, moving assets to industries with more positive fundamentals and earnings stability.

o Among the equities that the fund sold or reduced its holdings in were Microsoft, Sun Microsystems, Siebel Systems, Cisco Systems, Corning, America Online, Philips Electronics, Texas Instruments and Dell Computer. Assets were shifted to primarily REITS, Utilities (particularly natural gas) Banks and Health Care, which were the best performing sectors of the S&P 500 for the year. Many of these stocks closed at or near their year highs.

o We have long been concerned that the Fed raised interest rates too high, and for too long, in the face of weakening economic conditions. High interest rates, rising energy costs, and the Presidential election uncertainty combined to cause a sharp fall-off in consumer confidence and stalled corporate decision-making in the fourth quarter. We are pleased that the Fed has recently cut rates, and we expect four or more moves to come over the course of 2001. These monetary policy "easings" won't materialize into economic growth, however, for some months. Unless the economy slides into recession, which is a distinct possibility, analysts will begin to look for improvement in leading indicators over the next six months - and more favorable earnings comparisons from "early cycle" industries such as financial services and technology. We are well represented in defensive equities, whose profits may be as affected if the economy contines to suffer.

o The fund continues to maintain its investment discipline in which we favor long-term investments in companies with sustainable earnings growth of 15% or more, particularly when that growth is traced to positive industry fundamentals, a dominant market share, and skilled management. We typically dispose of positions when a company does not achieve our growth expectations, or if it has corrected 15% below our cost basis.

Growth of $10,000 Since Inception June '75

[PERFORMANCE GRAPH]

  1975        2000
-------     --------
$10,000     $297,602


$297,602
---------------------------------
Annualized rate of return 14.2%

An investment in the Burnham Fund at its inception in 1975 would have grown by more than 2,876% by the end of the report period.

Investment Focus

                        [PERFORMANCE CHART]


   M A R K E T   C A P                            S T Y L E
--------------------------              -----------------------------
Small     Medium      Large             Value      Blend       Growth
                        o                            o

Ticker Symbols

Class A                                  BURHX
Class B                                  BURIX

Portfolio Manager

Jon M. Burnham
Since 1995

----------------------------------------------

Minimum Investment

Regular accounts                        $1,000
IRAs                                      None

----------------------------------------------






Asset Values

Net assets, in millions                 $201.7
Net asset value per share
Class A                                 $38.70
Class B                                 $39.36

----------------------------------------------

Maximum Offering Price

Class A                                 $40.74

----------------------------------------------

Expense Ratios

Annualized, after expense
reimbursement
Class A                                   1.34%
Class B                                   2.09%

----------------------------------------------

Inception

Class A                          June 15, 1975
Class B                       October 18, 1993


All data as of December 31, 2000. Performance information assumes all distributions were reinvested. Class A performance information does not include the maximum 5% sales charge. Class B shares have different costs and the growth chart does not represent their performance. Past performance isn't a prediction of future performance. Read the prospectus before investing.


4  BURNHAM FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

[PIE CHART]

Asset Allocation (as a % of net assets)


Cash and cash equivalents 10%

Corporate bonds and convertible bonds 2%

Common stocks 88%


                                         % net
Top 10 Industries - Common Stock         assets
-----------------------------------------------
Computer Products and Software             22.8%
Diversified Financial Services              8.8%
Energy - Oil and Gas Refining               8.4%
Pharmaceuticals                             8.0%
Banking                                     6.0%
Telecommunication Networks and  Services    4.4%
Insurance                                   3.6%
Real Estate Investment Trusts               3.2%
Consumer Products                           2.9%
Utilities - Natural Gas                     2.3%
Semiconductors                              2.2%
                                           -----
                                           72.6%
                                           =====


                                         % net
Top 10 Common Stock Holdings             assets
-------------------------------------------------
Siebel Systems, Inc.                       10.1%
Citigroup, Inc.                             6.1%
EMC Corp.                                   4.7%
Pfizer Inc.                                 4.6%
Exxon Mobil Corp.                           4.3%
Bank of New York Inc.                       3.4%
IBM                                         3.2%
General Electric Co.                        2.9%
American Express Co.                        2.7%
Merck & Co., Inc.                           2.3%
                                           -----
                                           44.3%
                                           =====


TOTAL RETURN
--------------------------------------------------------------------------------

Growth of $10,000 Over Ten Years
[PERFORMANCE GRAPH]

                                 Burnham Fund
                    -------------------------------------
                                                               Morningstar
     S&P 500             Without             With               Large Cap
     Index*            Sales Charge        Sales Charge           Blend
-----------------   -----------------     ---------------    ----------------
  Dec     Dec 30,     Dec     Dec 30,      Dec    Dec 30,     Dec     Dec 30,
  '90      '00         '90     '00         '90     '00        '90      '00
$10,000  $49,974     $10,000  $41,210     $10,000  $39,149   $10,000  $42,472


                      with no         with max.
Average          sales charge      sales charge
Annual Return         or CDSC           or CDSC
-------------------------------------------------
Class A
One year                  2.1%            (3.0)%
Three years              18.3%             16.3%
Five years               19.4%             18.2%
Ten years                15.2%             14.6%
Fifteen years            14.1%             13.7%
Twenty years             14.0%             13.7%
Since inception          14.2%             14.0%

Class B
One year                  1.3%            (2.7)%
Three years              17.3%             16.6%
Five years               18.5%             18.4%
Since inception          15.3%             15.3%









                      with no         with max.
Cumulative       sales charge      sales charge
Total Return          or CDSC           or CDSC
-------------------------------------------------
Class A
One year                  2.1%            (3.0)%
Three years              65.4%             57.1%
Five years              142.6%            130.5%
Ten years               312.1%            291.5%
Fifteen years           622.5%            586.4%
Twenty years          1,266.6%          1,198.3%
Since inception       2,876.0%          2,727.2%

Class B
One year                  1.3%            (2.7)%
Three years              61.5%             58.5%
Five years              134.1%            133.1%
Since inception         177.7%            177.7%



Performance Over the Year

Fund (Class A)     Sector      Peer Group
-------------      -----       ----------
     2.1%          -9.1%         -7.2%

The fund posted strong performance relative to the overall stock market. For the report period, Class B shares returned 1.3%.

The sector is represented by the S&P 500 Index'r' ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes 500 large-cap stocks.

The peer group is represented by the funds in the Morningstar Large Cap Blend category.

[PERFORMANCE GRAPH]


Month  Peer Group      Sector         Fund
-----  ----------      ------         ----
D            0             0              0
J        -0.74         -5.02          -4.27
F         1.65         -6.82          -3.99
M         7.55          2.3            3.78
A         5.15         -0.78           0.58
M         3.09         -2.81          -1.87
J        10.5          -0.41           1.03
J         9.55         -1.98          -0.43
A        21.26          4.11           6.26
S        19.51         -1.39           1.09
O        15.72         -1.81          -0.2
N         3.15         -9.55          -8.45
D         2.07         -9.11          -7.16

--------------------------------------------


      Modern Portfolio Theory Statistics

Three-Year Range
Beta                                       1.04
R'pp'2                                       84
Alpha                                      5.54
Standard Deviation                        23.59
Sharpe Ratio                               0.62

* Keep in mind that indices have no management fees or brokerage costs.


                                                                 BURNHAM FUND  5

B U R N H A M

Dow 30'sm' Focused Fund

[PHOTO]

"The year just concluded was marked by record volatility as measured by trading sessions whose intraday swings in the Dow exceeded 100 points."

                                                                David Leibowitz

                                                                David Leibowitz
                                                              Portfolio Manager

The Burnham Dow 30 Focused Fund ended the year down 7.0%,slightly trailing the benchmark Dow Jones Industrial Average, which fell 6.2% (before dividends), and slightly outperforming the S&P 500, which lost 9.1% over the same period. Based on the modest size of the fund's total assets, a majority of the investments in the portfolio were in the Diamonds Trust, a publicly traded unit investment trust that owns the stocks of the Dow Jones Industrial Average in the same proportion as represented in the index. This concentration explains much of the fund's comparative performance to the DJIA. Our largest holding outside of the Diamonds Trust was Chevron, which constitutes 9% of the portfolio,and outpaced the index by 3.7% for the year.

o At the end of the year, the Fund was overweighted in seven stocks. Two of these issues, Union Carbide and Chevron are in the midst of major transactions. Dow Chemical hopes to complete its acquisition of Union Carbide in the forseeable future. Similarly, Chevron's takeover of Texaco could receive final approval in the next several months. In each instance, the resultant entity could demonstrate enhanced gains versus their prior performance. At the same time, both new companies will be impacted significantly by the future price of oil.

o Three of our holdings, Coca-Cola, SBC Communications and Eastman Kodak were members of the so-called "Dogs of the Dow". These are defined as the 10 highest yielding stocks in the index. As a group, the Dogs have a historic track record of outperforming the Dow over the long term. In the year just ended, Coke and SBC did in fact outpace the Dow by 12.5% and 4.5% respectively, while Kodak, with its disappointing earnings, proved a major underperformer. This year, SBC and Kodak will be returning members of the Dogs of the Dow.

o Sears Roebuck turned in the best performance of the fund's holdings, returning a strong 14.2% for the year. With the retail sector still accorded one of the market's lowest valuations, and the company in the midst of a significant asset redeployment, we anticipate continued strong performance from Sears.

o Disappointing underperformance was turned in by Goodyear Tire and Rubber. The industry's largest participant suffered through some turbulent times, as it undertook a major restructuring program that, thus far, has failed to gain the confidence of analysts or the public-at-large.

o By most accounts, the rate of growth in the first half of 2001 will continue to slow, which should presage further interest rate cuts. We anticipate that market volatility may show a further increase this year. Even within the Dow, certain stock valuations remain suspect when utilizing such historic criteria as price/earnings ratios, price/book value ratios, yield, cash flow and earnings growth rate to price/earnings ratio. Given these factors, we would not be surprised to see the Dow test the "circuit breaker" rules at some point during 2001. Were that to transpire, we would look to be opportunistic buyers.



Investment Focus

[PERFORMANCE CHART]

   M A R K E T   C A P                    S T Y L E
--------------------------        --------------------------
Small     Medium     Large        Value     Blend     Growth
                       o            o

Ticker Symbol                  BUROX

------------------------------------

Portfolio Manager

David Leibowitz

Since inception

------------------------------------

Minimum Investment

Regular accounts              $1,000
IRAs                            None

------------------------------------

Asset Values

Net assets, in millions         $0.5

Net asset value per share      $9.49

------------------------------------

Expense Ratio

Annualized, after expense
reimbursement                  1.20%

------------------------------------

Inception

May 3, 1999

All data as of December 31, 2000.
Performance information assumes all distributions were reinvested. Past performance isn't a prediction of future performance. Read the prospectus before investing.




6  DOW 30'sm' FOCUSED FUND

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
The fund seeks capital appreciation.

DJIA Components and Weightings
---------------------------------------------
International Paper Co.                 9.31%
Minnesota Mining & Manufacturing        6.78%
Johnson & Johnson                       5.91%
Merck & Co.                             5.27%
Eastman Kodak Co.                       4.89%
Intel Corp.                             4.78%
SBC Communications                      4.42%
Morris (Philip) Cos.                    4.41%
Boeing Co., The                         3.71%
Coca-Cola Co., The                      3.43%
American Express Co.                    3.09%
United Technologies Corp.               2.99%
Citigroup Inc.                          2.87%
General Electric Co.                    2.86%
Disney (Walt) Co.                       2.72%
Exxon Mobil Corp.                       2.70%
Procter & Gamble Co.                    2.69%
Caterpillar Inc.                        2.66%
Home Depot Inc.                         2.66%
Hewlett-Packard Co.                     2.57%
Morgan (J.P.) & Co.                     2.47%
Microsoft Corp.                         2.44%
International Business Machines Corp.   2.30%
Du Pont (E.I.) De Nemours & Co          2.21%
McDonald's Corp.                        1.91%
ALCOA Inc.                              1.88%
General Motors Corp.                    1.78%
Honeywell International Inc.            1.69%
Wal-Mart Stores Inc.                    1.63%
AT&T Corp.                              0.97%
                                       ------
                                       100.0%
                                       ======





Asset Allocation
     Common stocks 100%

                 [PIE CHART]

                                % net
Top Industries                 assets
-------------------------------------
Industrial Cyclicals            36.1%
Energy                          11.2%
Consumer Staples                10.7%
Services                         9.7%
Technology                       9.2%
Healthcare                       8.5%
Retail                           7.0%
Financials                       6.5%
Consumer Durables                2.7%
Consumer Cyclicals               2.5%
                                % net
Top Common Stock Holdings       assets
-------------------------------------
DIAMONDS Trust, Series 1        76.5%
Chevron Corp.*                   9.1%
Union Carbide Co.*               5.8%
Sears, Roebuck & Co.*            3.8%
Coca Cola Co.                    2.6%
Goodyear Tire & Rubber Co.*      2.5%
SBC Communications Inc.          2.1%
Eastman Kodak Co.,               1.7%
                               ------
                               104.1%
                               ======






TOTAL RETURN
--------------------------------------------------------------------------------

Growth of $10,000 Since Inception
[PERFORMANCE GRAPH]


                                          Burnham Dow 30'sm'
                    DJIA Index'D'            Focused Fund
                    -------------            ------------

May 3, '99           $10,000                   $10,000
Dec 31,'00           $10,038                   $ 9,599


Average Annual Return
------------------------------------
One year                      (7.0%)

Since inception               (2.4%)

Cumulative Total Return
------------------------------------
One year                      (7.0%)

Since inception               (4.0%)


Performance Over the Past Year

Fund    Sector  Peer Group
----    -----   ----------
-7.0%   -4.8%     -13.7%


The fund lagged its benchmark but outperformed to its peer group for the report period.

The sector is represented by the DJIA'sm' (Dow Jones Industrial Average), an unmanaged average of the prices of 30 large-cap stocks.

The peer group is represented by the funds in the Morningstar Large Cap Growth category.

                 [PERFORMANCE GRAPH]


Month      Fund        Sector      Peer Group
-----      ----        ------      ----------
D            0             0              0
J        -5.36         -4.81          -4.08
F       -12.47        -11.71          -8.76
M        -5.36         -4.68           0.39
A        -6.04         -6.27          -0.32
M        -6.82         -7.93           0.42
J        -9.25         -8.48          -1.82
J       -10.22         -7.77           1.09
A        -5.06         -1.47           9.99
S        -9.54         -6.31           3.39
O        -7.11         -3.43          -1.95
N       -10.12         -8.2          -14.54
D        -7.01         -4.84         -13.9

--------------------------------------------------------------------------------

Modern Portfolio Theory statistics will be available when the fund has been in operation for three years.

 * Securities dropped from the Dow Jones Industrial Average as of November 1, 1999.

'D' Keep in mind that indices have no management fees or brokerage costs.

                                                      DOW 30'sm' FOCUSED FUND  7

B U R N H A M
--------------------------------------------------------------------------------

                           Financial Services Fund

[PHOTO]

"The fireworks that ushered in the millennium, continued throughout the year. We not only accurately anticipated the steep rise in the financial services sector, but we were successful at avoiding the numerous potholes that appeared along the way."

                                                                  Anton Schutz

                                                                  Anton Schutz
                                                             Portfolio Manager

The fund returned a remarkable 52.8% for the year, making it the #2 ranked financial services fund according to Morningstar, and placing it in the top
1% of all mutual funds for its one-year performance. Interest rates made a significant impact on the financial sector all year, exerting downward pressure on financial services stocks in the first half of the year, while dramatically lifting the sector during the second half of the year. By adroitly positioning our investments, the fund was able to avoid much of the downside impact, while fully benefiting from the sector's second-half resurgence.

o Mergers and acquisitions played a significant role in providing returns to the fund, particularly in the first half of the year. Some of the acquisitions in which we were involved included, M&T Bank's (MTB: NYSE) acquisition of Premier National (PNB: AMEX) and Keystone Financial (KSTN:
     Nasdaq), and Hudson River Bancorp's (HRBT: Nasdaq) acquisition of Cohoes Bancorp (COHB: Nasdaq).

o During the second half of 2000, the major force driving up financial stocks, and in turn our portfolio, was the anticipation of an easing in the fed funds rate. Since the end of 1998, the Federal Reserve had been steadily trying to restrict the demand for loans by raising the fed funds rate. The conventional wisdom also says that a fed funds rate increase will constrict banks margins. In actuality, this is only true for companies with fixed liabilities and variable rate funding. We have positioned the fund primarily in thrifts which are typically more sensitive to interest rate moves, thus benefiting from a positive interest rate environment, while enduring less credit risk than the commercial banks.

o The other major factor influencing our investment decisions has been our concern about credit quality. We have seen many banks admit some deterioration in credit quality. We believe credit quality will be a pivotal factor going forward. We are focused on banks with strong credit culture and strong reserves, as well as thrifts with low credit exposure and strong capital levels.

                          2000 Performance Comparison

  Fund     Nasdaq Banking Index    Nasdaq Financial Index
  ----     --------------------    ----------------------
 +52.8%           +14.7%                  +11.0%

o Strong capital management is another quality that we look for in our investments. It is usually encouraging when a company thinks that their own stock is a good investment. As a result, we continue to seek out and closely monitor institutions that implement aggressive corporate stock buyback plans.

o 2001 appears that it will bring a series of interest rate cuts. Although these interest rate moves should have a positive effect on our portfolio, we continue to be cautious of the weakened economy and the corporate failures that come with it. Asset quality will prove to be a significant issue in 2001, and we continue to focus on doing our best at avoiding the financial institutions with the weakest credit quality culture.

o We also expect to see mergers and acquisitions within the sector. This deal activity will, in part, be brought about as a result of the higher prices of acquiring companies' stock. Although in reality only relative price is important in a stock for stock deal, many bank managements feel as thought it is their responsibility to get the highest absolute dollar value in a transaction. It is because of this attitude that we believe we will see more deals in 2001.

Investment Focus

                            [PERFORMANCE CHART]

                     M A R K E T  C A P                   S T Y L E
                   ----------------------           ----------------------
                   Small   Medium   Large           Value   Blend   Growth
                     o                                o

Ticker Symbols
Class A                       BURKX

Class B                       BURMX

-----------------------------------

Portfolio Manager

Anton Schutz

Since inception

-----------------------------------

Minimum Investment

Regular accounts             $1,000

IRAs                           None

-----------------------------------

Asset Values

Net assets, in millions        $8.1

Net asset value per share

Class A                      $13.93

Class B                      $13.82

-----------------------------------

Maximum Offering Price

Class A                      $14.66

-----------------------------------

Expense Ratios

Annualized, after expense
reimbursement

Class A                        1.60%

Class B                        2.35%

-----------------------------------

Inception

Both classes           June 7, 1999

All data as of December 31, 2000. Performance information assumes all distributions were reinvested. Class A performance information includes the maximum 5% sales charge. Class B shares have different costs and performance will differ. Past performance isn't a prediction of future performance. Read the prospectus before investing.


8 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
-------------------------------------------------------------------------------

The fund seeks capital appreciation.

             [PIE CHART]

            Asset Allocation
Common stocks 96%
(net of call options written)

Cash and cash equivalents 4%


                                % net
Top Industries - Common Stock   assets
--------------------------------------
Banks -- Regional                31.4%
Savings and Loan Companies --
Regional                         23.9%
Savings and Loan Companies --
Major Regional                   14.3%
Banks -- Major Regional          10.1%
Investment Banking/Brokerage      8.9%
Insurance                         7.0%
Diversified Financial Services    4.1%
                                 -----
                                 99.7%
                                 =====

                                % net
Top 10 Common Stock Holdings    assets
--------------------------------------
Dime BanCorporation, Inc.        5.5%
MutualFirst Financial Inc.       5.5%
Lehman Brothers Holdings Inc.    5.0%
Berkshire Hills Bancorp, Inc.    4.9%
BostonFed Bancorp Inc.           4.7%
Security Financial Bancorp Inc.  4.2%
Cohoes Bancorp, Inc.             4.1%
American Physicians Capital Inc. 4.1%
Sovereign Bancorp, Inc.          4.0%
Golden State Bancorp Inc.        3.9%
                                -----
                                45.9%
                                =====


TOTAL RETURN
---------------------------------
Growth of $10,000 Since Inception


      [PERFORMANCE GRAPH]



    Burnham Financial Services Fund
---------------------------------------
      Without               With                 NASDAQ                NASDAQ
   Sales Charge         Sales Charge         Banking Index*        Financial Index*
------------------    -----------------     -----------------     -----------------
 Jun 7,   Dec 31,      Jun 7,   Dec 31,      Jun 7,   Dec 31,      Jun 7,   Dec 31,
  '99      '00          '99      '00          '99      '00          '99      '00
-------   -------     -------   -------     -------   -------     -------   -------
$10,000   $14,988     $10.000   $14,240     $10,000   $10,466     $10,000   $9,685


                              with no        with max.
Average                  sales charge     sales charge
Annual Return                 or CDSC          or CDSC
------------------------------------------------------
Class A
One year                        52.8%            45.1%
Since inception                 29.1%            25.0%

Class B
One year                        51.6%            47.6%
Since inception                 28.0%            25.8%


                              with no         with max.
Cumulative               sales charge      sales charge
Total Return                  or CDSC           or CDSC
-------------------------------------------------------
Class A
One year                        52.8%            45.1%
Since inception                 49.9%            42.4%

Class B
One year                        51.6%            47.6%
Since inception                 47.8%            43.8%

Performance Over the Year

Fund (Class A)    Sector      Peer Group
--------------    ------      ----------
+52.8%            +11.0%       +27.3%


The fund posted a sizeable gain for the report period, outperforming both its peer group and the sector by a wide margin. Class B shares returned 51.6% to investors over the similar period.

The sector is represented by the Nasdaq 100 Financial Index, an unmanaged index of the 100 largest financial companies traded on the Nasdaq market system and the Nasdaq small cap market.

The peer group is represented by the funds in the Morningstar Specialty-- Financial investment category.

                           [PERFORMANCE GRAPH]


Month    Fund        Sector     Peer Group
-----    ----        ------     ----------
 D          0             0            0
 J       6.13         -8.02        -4.92
 F      11.64        -14.69       -12.81
 M       1.02         -5.67        -0.25
 A       1.94        -11.26        -3.24
 M       7.87         -9.5          2.01
 J       8.27        -14.2         -1.79
 J      16.75        -10.24         5.36
 A      46.75         -1.54         9.13
 S      36.98          4.25        13.16
 0      33.61          2.76        13.28
 N      33.91         -0.11         9.02
 D      52.78         11.02        20.79

--------------------------------------------------------------------------------
Modern Portfolio Theory statistics will be available when the fund has been in operation for three years.

* Keep in mind that indices have no management fees or brokerage costs.


                                                      FINANCIAL SERVICES FUND  9

BURNHAM
--------------------------------------------------------------------------------
                               Money Market Fund


"For the year 2000, the fund provided a very competitive yield when measured against its peers."

                                                                 Molly Flewharty

                                                                 Molly Flewharty
                                                               Portfolio Manager


Over the first half of 2000,the Federal Reserve raised interest rates by one hundred basis points,and for this period the fund maintained a relatively short weighted average maturity to take advantage of the rising rate environment. During the last half of the year,rates were stable to down-trending with a great deal of uncertainty about the strength or weakness of the economy, and therefore, whether the next interest rate move would be up or down. The result was a relatively stable interest rate environment during which we lengthened the weighted average maturity of securities held by the Burnham Money Market
Fund. The last FOMC meeting of the year finally gave the market a clear indication as to the future direction of interest rates.With the Fed changing its official economic outlook to "weakness" from "inflation", it became quite apparent that the Fed believes economic growth is indeed slowing.

 o The year 2001 commences with a strong market perception that rates are coming down, and by a considerable amount, due to a weakening economy. How far and fast rates fall will be dictated by whether the economy has the much anticipated "soft landing" or falls into a recession.

 o The Burnham Money Market fund invests in short-term fixed income securities of the highest credit quality and liquidity. During an economic downturn, however, credit quality becomes even more important, as many financially troubled issuers face the possibility of default. Due to the conservative nature of the fund, when prudent, we may sacrifice yield to insure that our investments are safe. For the year 2000, the fund provided a very competitive yield when measured against its peers.

Ticker Symbol                 BURXX

---------------------------------------

Portfolio Manager

Reich & Tang Asset Management L.P.
Since inception

---------------------------------------

Minimum Investment

Regular accounts             $1,000
IRAs                           None

---------------------------------------

Asset Values

Net assets, in millions       $53.1
Net asset value per share     $1.00

---------------------------------------

Expense Ratio

Annualized, after expense
reimbursement                 0.97%

---------------------------------------

Inception

May 3, 1999



All data as of December 31, 2000. Performance information assumes all distributions were reinvested. Past performance isn't a prediction of future performance. Read the prospectus before investing.



10 MONEY MARKET FUND

The fund seeks maximum current income that is consistent with maintaining liquidity and preserving capital.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

           [PIE CHART]

    Asset Allocation by Maturity

4-30 days           67.8%

31-89 days          13.1%

90-180 days         19.1%

           [PIE CHART]

    Asset Allocation by Type


Letter of credit commercial paper       17.2%

Other                                    0.7%

Variable rate demand notes              38.2%

Discounted master notes                  3.7%

Repurchase agreements                   17.9%

Yankee certificate of deposit            3.7%

Discounted Commercial Paper             18.6%


YIELD AND TOTAL RETURN
--------------------------------------------------------------------------------

Yield and Maturity
----------------------------------------
Daily yield                        5.69%
7-day effective yield              5.88%
30-day effective yield             5.91%
Weighted average days to maturity    40

Average Annual Return
----------------------------------------
One year                           5.7%
Since inception                    5.2%

Cumulative Total Return
----------------------------------------
One year                           5.7%
Since inception                    8.7%


Performance Over the Past Year

          Fund
         ------
         +5.7%

[PERFORMANCE GRAPH]

Month     Fund
-----     ----
J         4.95
F         4.96
M         5
A         5.15
M         5.38
J         5.66
J         5.73
A         5.73
S         5.74
O         5.72
N         5.74
D         5.75

In this chart, the yield shown on a given date is the fund's 30-day yield as of that date. Becasue these figures are calculated using the SEC's standard formula, they are useful for comparing this fund's yield to those of other funds, but they may be slightly different from the actual yields an investor in the fund would have earned.




                                                           MONEY MARKET FUND  11

BURNHAM
--------------------------------------------------------------------------------

                               U.S.Treasury Money
                               Market Fund

"The Fund proved to be one of the safest and liquid mutual fund investments available during these times of market turbulence."

                                                                 Molly Flewharty

                                                                 Molly Flewharty
                                                               Portfolio Manager

During the first half of 2000, the Federal Reserve raised rates by one hundred basis points,and for this period,the fund maintained a relatively short weighted average maturity to take advantage of the rising rate environment. The last half of the year rates were stable to down-trending with a great deal of uncertainty about whether the economy was strong or weak, and therefore, whether the next interest rate move would be up or down. The result was a relatively stable interest rate environment. Unfortunately, the short-term Treasury market offered very little incentive to extend maturities. The overnight repurchase agreement rate was consistently higher than that of one-year Treasuries. Late in the year we moderately extended, even though the fund's yield was negatively impacted, to protect against a possible Fed easing. Finally, at the last FOMC meeting of the year, the market got a clear indication as to the future direction of interest rates, when the Fed changed the official economic outlook to "weakness" from "inflation", indicating their belief that economic growth was indeed slowing.

o The year 2001 will be starting off with a market perception that rates are coming down by a considerable amount due to a weakening economy. How far and fast rates fall will be dictated by whether the economy has the much anticipated "soft landing" or falls into a recession.

o The short-term treasury market is facing diminishing supply as the government's debt is paid down and the one-year Treasury Bill is eliminated during 2001, and the ramifications for the short-term market are as yet unclear.

o The Burnham U.S. Treasury Money Market Fund invests solely in short-term obligations of the U.S. Government and repurchase agreements which are collateralized by U.S. Government obligations and is, therefore, one of the more safe and liquid mutual fund investments available during these times of market turbulence. During 2000 the fund provided a very competitive yield when measured against its peers.

------------------------------------

Ticker Symbol                  BUTXX

------------------------------------

Portfolio Manager

Reich & Tang Asset Management L.P.
Since inception

------------------------------------

Minimum Investment

Regular accounts              $1,000
IRAs                            None

------------------------------------

Asset Values

Net assets, in millions       $133.8
Net asset value per share      $1.00

------------------------------------

Expense Ratio

Annualized, after expense
reimbursement recovery         0.86%

------------------------------------

Inception
October 13, 1999

All data as of December 31, 2000. Performance information assumes all distributions were reinvested. Past performance isn't a prediction of future performance. Read the prospectus before investing.




12 U.S. TREASURY MONEY MARKET FUND

The fund seeks maximum current income that is consistent with maintaining liquidity and preserving capital.


PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

            [PIE CHART]

    Asset Allocation by Maturity

Over 180 days             9.7%

90-180 days               5.2%

Over 31-89 days           3.0%

4-30 days                82.1%


            [PIE CHART]

     Asset Allocation by Type

Repurchase agreements              44.4%

U.S. government and agencies       55.2%

Other                               0.4%


YIELD AND TOTAL RETURN
--------------------------------------------------------------------------------

Yield and Maturity
---------------------------------------------
Daily yield                             4.52%

7-day effective yield                   5.02%

30-day effective yield                  5.46%

Weighted average days to maturity          40

Average Annual Return
---------------------------------------------
One year                                5.6%

Since inception                         5.4%

Cumulative Total Return
---------------------------------------------
One year                                5.6%

Since inception                         6.6%



Performance Over the Past Year

               Fund
               ----
               +5.6%

[PERFORMANCE GRAPH]

Month     Fund
-----     ----
J         4.76
F         5
M         5.06
A         5.21
M         5.32
J         5.66
J         5.51
A         5.68
S         5.67
O         5.62
N         5.7
D         5.33

In this chart, the yield shown on a given date is the fund's 30-day yield as of that date. Because these figures are calculated using the SEC's standard formula, they are useful for comparing this fund's yield to those of other funds, but they may be slightly different from the actual yields an investor in the fund would have earned.




                                              U.S. TREASURY MONEY MARKET FUND 13

The
FINANCIAL PAGES


ABOUT THE FUNDS
--------------------------------------------------------------------------------


Business Structure
The funds are part of Burnham Investors Trust, a Delaware business trust. The trust is registered with the Securities and Exchange Commission as a diversified open-end investment company, commonly known as a mutual fund. The Burnham Dow 30 Focused Fund is registered as a non-diversified fund. Each fund is a series of the trust.

Except for Burnham Fund, the funds began operations after the creation of the trust on August 20, 1998. Burnham Fund was created in 1975 and was reorganized from a Maryland corporation to a series of the trust on April 30, 1999.


Administration
The following entities handle the funds' main activities:


Adviser/Administrator
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019

Manages each fund's assets, either directly or by choosing a subadviser, provides offices and personnel, and supervises non-investment-related operations.


Distributor
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019

Under the funds' 12b-1 plans, the distributor must use its best efforts to sell shares of each fund and share class.


Transfer Agent
PFPC Inc.
211 South Gulph Road
King of Prussia, PA 19406

Handles transactions in fund shares.


Custodian
PFPC Trust Co.
8800 Pinicum Boulevard
Philadelphia, PA 19153

Holds and settles the funds' securities.

Legal Counsel
Hale & Dorr LLP
60 State Street
Boston, MA 02109

Oversees legal affairs for the trust.


Share Classes
The funds offer either one or two share classes, as follows:

o One share class, without sales charges, but with a 1.00% redemption fee on shares sold within 180 days:

  Burnham Dow 30 Focused Fund

  Burnham Money Market Fund
  (no redemption fee)

  Burnham U.S. Treasury Money Market Fund
  (no redemption fee)

o Two share classes, Class A having a maximum front-end sales charge of 5.00% and Class B having a maximum contingent deferred sales charge (CDSC) of 5.00%:

  Burnham Fund

  Burnham Financial Services Fund

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

Distributions to Shareholders
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund expect to declare income distributions daily and pay them monthly; Burnham Fund expects to declare and pay income distributions quarterly, and the remaining funds expect to declare and pay income distributions once a year. Except for the money market funds, which are not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


About the Information in this Section

On these pages, you'll find some general background about Burnham Investors Trust as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the past twelve months as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader won't be able to gain an accurate understanding of the financial information without reading the text and notes. Footnotes that are specific to a given fund appear on pages 37 and 38 of this report.

14 FINANCIAL PAGES

ACCOUNTING POLICIES
--------------------------------------------------------------------------------


Below are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.


Valuing Securities
The funds use these methods to value portfolio securities:

   Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Any equities that didn't trade that day, and any equities traded over-the-counter, are valued halfway between the latest quoted bid and asked prices.

   Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

   Money market instruments and other temporary cash investments are valued differently depending on the fund. The Burnham Money Market Fund and the Burnham U.S. Treasury Money Market Fund value them at amortized cost by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

   Repurchase agreements, which each fund can use as long as the counterparties meet the trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. Government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.

   Options may be written by the non-money market funds to manage exposure to certain changes in markets. When a fund enters into a written call option, it records the amount received as an asset and also records an equivalent amount as a liability. The fund subsequently marks-to-market the liability, to reflect the option's current value. When a call option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Whenever a fund is unable to determine the value of a security through its normal methods, it uses fair-value methods that have been adopted by the Board of Trustees.


Accounting for Portfolio Transactions
The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues.


Distributions and Taxes
The funds record distributions on the ex-dividend date.

On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications in order to comply with federal tax regulations.


Affiliated Parties

Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trusts' officers received any compensation from the trust.


Expenses

Each fund bears all of the expenses that are directly attributable to it. The trust's remaining expenses are shared by the funds, and are allocated daily in proportion to each fund's net assets.


Use of Management Estimates

Management has had to make certain estimates and assumptions in preparing its figures, so the actual figures for a fund's assets, liabilities, income, and other items may differ from what is shown here.


                                                             FINANCIAL PAGES  15

ABOUT THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2000). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.


Portfolio Holdings

Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.


Statement of Assets and Liabilities

Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the former minus the latter is the fund's net assets.


Statement of Operations

The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals up the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).


Statement of Changes in Net Assets

Two major factors determine the size of a mutual fund's assets: the performance of its investments, and how much money investors put in or take out. Each fund's Statement of Changes in Net Assets reflects both of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.


Financial Highlights

These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semiannual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges. The Financial Highlights tables in these reports are substantially the same as those appearing in the current prospectus for these funds.


Risks not Reflected in Balance Sheets
--------------------------------------------------------------------------------


Except for the two money market funds, the funds have the ability to use various techniques and securities that may affect a fund's investment results and risk profile in ways that are not reflected on its balance sheet. These include both written and purchased options. To accurately assess the potential impact of these investments on the fund, it's necessary to consider not just the financial instruments themselves but all related and offsetting positions the fund may hold.


16 FINANCIAL PAGES

Burnham Fund

Portfolio Holdings
As of December 31, 2000

o Indicates securities that do                          Number
  not produce income.                                 of shares        Value
--------------------------------------------------------------------------------
Common Stocks 87.90%
(percentage of net assets)

CONSUMER DURABLES 2.22%
Automotive 2.04%
  Ford Motor Co.                                        175,021       $4,102,055
                                                                    ------------
Manufacturing (Specialized) 0.18%
o Evercel, Inc.                                          40,000          370,000
                                                                    ------------
Total Consumer Durables (cost: $4,390,731)                             4,472,055
                                                                    ------------

CONSUMER STAPLES 1.31%
Food and Beverage Products 0.86%
  PepsiCo, Inc.                                          35,000        1,734,687
                                                                    ------------

Personal Care Products 0.45%
  Gillette Co.                                           25,000          903,125
                                                                    ------------
Total Consumer Staples (cost: $2,120,725)                              2,637,812
                                                                    ------------

ENERGY 10.46%
Oil Drilling 2.08%
  Diamond Offshore Drilling, Inc.                        40,000        1,600,000
  Kinder Morgan Energy Partners LP                       30,000        1,689,375
  Transocean Sedco Forex Inc.                            20,000          920,000
                                                                    ------------
                                                                       4,209,375
                                                                    ------------

Oil and Gas Refining 8.38%
  BP Amoco PLC                                           60,000        2,872,500
  Exxon Mobil Corp.                                     100,000        8,693,750
  Phillips Petroleum Co.                                 50,000        2,843,750
  Texaco, Inc.                                           40,000        2,485,000
                                                                    ------------
                                                                      16,895,000
                                                                    ------------
Total Energy (cost: $11,826,688)                                      21,104,375
                                                                    ------------
FINANCIAL 21.54%
Banking 5.95%
  Bank of New York Co., Inc.                            125,000        6,898,437
  Bank One Corp.                                         45,000        1,648,125
  Fifth Third Bancorp                                    25,000        1,494,531
  Mellon Financial Corp.                                 40,000        1,967,500
                                                                    ------------
                                                                      12,008,593
                                                                    ------------
Diversified Financial Services 8.80%
  American Express Co.                                  100,000        5,493,750
  Citigroup, Inc.                                       240,000       12,255,000
                                                                    ------------
                                                                      17,748,750
                                                                    ------------



                                                         Number
                                                       of shares        Value
--------------------------------------------------------------------------------
Insurance 3.57%
  American International Group, Inc.                     37,500      $ 3,696,094
  MetLife, Inc.                                         100,000        3,500,000
                                                                    ------------
                                                                       7,196,094
                                                                    ------------
Real Estate Investment Trusts 3.22%
  Boston Properties                                      25,000        1,087,500
  Chateau Communities, Inc.                              40,000        1,217,500
  Franchise Finance Corp.
  of America                                             70,000        1,631,875
  Reckson Associates Realty                              50,000        1,253,125
  Weingarten Realty Inc.                                 30,000        1,312,500
                                                                    ------------
                                                                       6,502,500
                                                                    ------------
Total Financial (cost: $19,850,376)                                   43,455,937
                                                                    ------------
HEALTH CARE 10.29%

Health Maintenance Organizations 0.78%
o Oxford Health Plans, Inc.                              40,000        1,581,250
                                                                    ------------
Medical Products 1.50%
  Medtronic Inc.                                         50,000        3,018,750
                                                                    ------------

Pharmaceuticals 8.01%
  Eli Lilly & Co.                                        15,000        1,395,937
  Merck & Co., Inc.                                      50,000        4,681,250
  Pfizer Inc.                                           200,000        9,200,000
o Regeneron Pharmaceuticals, Inc.                        25,000          884,375
                                                                    ------------
                                                                      16,161,562
                                                                    ------------
Total Health Care (cost: $9,191,509)                                  20,761,562
                                                                    ------------

INDUSTRIAL CYCLICALS 4.40%
Aerospace 1.55%
  General Dynamics                                       40,000        3,120,000
                                                                    ------------
Consumer Products 2.85%
  General Electric Co.                                  120,000        5,752,500
                                                                    ------------
Total Industrial Cyclicals (cost: $4,328,737)                          8,872,500
                                                                    ------------
RETAIL 1.32%
Retail Stores 1.32%
  Wal Mart Stores, Inc.                                  50,000        2,656,250
                                                                    ------------
Total Retail (cost: $1,812,225)                                        2,656,250
                                                                    ------------

SERVICES 8.40%

Broadcasting and Cable TV 1.73%
o General Motors Corp., Class H                          50,000        1,150,000
o Viacom Inc., Class B                                   50,000        2,337,500
                                                                    ------------
                                                                       3,487,500
                                                                    ------------

The notes are an integral part of these financials.
Notes specific to this fund are on page 37.                     BURNHAM FUND  17

Burnham Fund Continued

Portfolio Holdings Continued
As of December 31, 2000


                                                         Number
                                                       of shares        Value
--------------------------------------------------------------------------------
Common Stocks Continued

SERVICES Continued

Data Processing 1.88%
   Automatic Data Processing Inc.                          60,000     $3,798,750
                                                                    ------------

Entertainment 0.43%
   Walt Disney Co.                                         30,000        868,125
                                                                    ------------
Telecommunications Networks and Services 4.36%
 o  Global Crossing Ltd.                                   50,000        715,625
    SBC Communications, Inc.                               80,000      3,820,000
    Verizon Communications, Inc.                           85,000      4,260,625
                                                                    ------------
                                                                       8,796,250
                                                                    ------------
Total Services (cost: $13,296,614)                                    16,950,625
                                                                    ------------
TECHNOLOGY 25.03%

Computer Products & Software 22.79%
 o Cisco Systems, Inc.                                    100,000      3,825,000
 o Dell Computer Corp.                                     25,000        436,719
 o EMC Corp.                                              141,930      9,438,345
   International Business
   Machines Corp.                                          75,000      6,375,000
 o Microsoft Corp.                                         50,000      2,170,313
 o Phoenix Technologies, Ltd.                              50,000        668,750
 o Siebel Systems, Inc.                                   300,000     20,278,125
 o Sun Microsystems, Inc.                                 100,000      2,784,375
                                                                    ------------
                                                                      45,976,627
                                                                    ------------
Semiconductors 2.24%
   Intel Corp.                                            150,000      4,509,375
                                                                    ------------
Total Technology (cost: $15,921,631)                                  50,486,002
                                                                    ------------
UTILITIES 2.93%

Electric 0.66%
   The Southern Co.                                        40,000      1,330,000
                                                                    ------------
Natural Gas 2.27%
   Enron Corp.                                             30,000      2,493,750
   Kinder Morgan, Inc.                                     40,000      2,087,500
                                                                    ------------
                                                                       4,581,250
                                                                    ------------
Total Utilities (cost: $5,499,276)                                     5,911,250
                                                                    ------------
Total Common Stocks (cost: $88,238,512)                              177,308,368
                                                                    ------------

   Federal Income Tax Basis of Investment Securities
   -----------------------------------------------------------------------------
   The tax cost of the fund at December 31, 2000, based on securities owned, was $115,323,923. The unrealized gross appreciation/(depreciation) for all securities in the fund for the year was $90,624,242 and ($1,577,158), respectively.

                                                         Face
                                                        Value         Value
--------------------------------------------------------------------------------
Corporate Convertible Bonds  0.85%

SERVICES 0.40%

Data Processing 0.40%
   Adaptec Inc., sub. deb. conv.
   4.75% 2/01/04                                      $1,000,000        $802,500
                                                                    ------------

Total Services (cost: $804,750)                                          802,500
                                                                    ------------



TECHNOLOGY 0.45%

Computer Products & Software 0.45%
   Systems & Computer
   Technology, sub. deb. conv.
   5.00% 10/15/04                                      1,150,000         922,875
                                                                    ------------
Total Technology (cost: $926,125)                                        922,875
                                                                    ------------
Total Corporate Convertible Bonds
(cost: $1,730,875)                                                     1,725,375
                                                                    ------------
Corporate Bonds 1.16%
Hotels 1.16%
   Marriott Corp., deb.
   9.38% 6/15/07                                       1,265,000       1,287,264
   MGM Grand Inc., sr. sub. notes
   9.75% 6/01/07                                       1,000,000       1,050,000
                                                                    ------------
Total Hotels (cost: $2,261,106)                                        2,337,264
                                                                    ------------
Total Corporate Bonds (cost: $2,261,106)                               2,337,264
                                                                    ------------
Commercial Paper 11.40%

   American Express Credit Corp.
   6.21% 1/05/01                                       5,000,000       5,000,000
   Associates Corp. of NA
   6.30% 1/02/01                                       2,500,000       2,500,000
   General Electric Credit Corp.
   5.90% 1/03/01                                       4,500,000       4,500,000
   General Motors Acceptance
   Corp. 5.50% 1/03/01                                 1,000,000       1,000,000
   LaSalle National Corp.
   5.90% 1/03/01                                       2,500,000       2,500,000
   LaSalle National Corp.
   6.51% 1/04/01                                       7,500,000       7,500,000
                                                                    ------------
Total Commercial Paper (cost: $23,000,000)                            23,000,000
                                                                    ------------

Total Investments 101.31%
(cost: $115,230,493)                                                $204,371,007

Liabilities, less cash and other assets (1.31)%                       (2,647,530)
                                                                    ------------

Net Assets 100.00%                                                  $201,723,477
                                                                    ============


18 BURNHAM FUND        The notes are an integral part of these financials.
                               Notes specific to this fund are on page 37.

Statement of Assets & Liabilities
As of December 31, 2000

------------------------------------------------------------------
Assets
  Investments, at value
  (cost: $115,230,493)                                $204,371,007
  Cash in bank                                              61,437
  Dividends and interest receivable                        157,280
  Receivable from investment adviser                       318,376
  Receivable for capital stock sold                        474,019
  Prepaid expenses                                          58,291
                                                      ------------
  Total assets                                         205,440,410
                                                      ------------

Liabilities
  Payable for investments purchased                      2,016,770
  Payable for capital stock redeemed                     1,221,730
  Payable for administration fees(1)                        24,477
  Payable for investment advisory fees(2)                  104,268
  Payable for trustees' fees and  expenses                   7,409
  Payable for distribution fees and service fees(3)         78,886
  Accrued expenses and other payables                      263,393
                                                      ------------
  Total liabilities                                      3,716,933
                                                      ------------
Net assets                                            $201,723,477
                                                      ============

Analysis of Net Assets
By source:
  Capital paid in                                     $105,612,679
  Accumulated net realized gain on investments           6,970,284
  Net unrealized appreciation of investments            89,140,514
                                                      ------------
                                                      $201,723,477
                                                      ============

By share class:


                                                 Capital shares(9)
                         Net assets      NAV(4)    outstanding
------------------------------------------------------------------
Class A:               $194,565,319      $38.70          5,027,242
Class B:                 $7,158,158      $39.36            181,870



Statement of Operations
For the year ended December 31, 2000

------------------------------------------------------------------
Investment Income
  Dividends                                             $2,096,574
  Interest                                               1,020,902
                                                      ------------
  Total income                                           3,117,476
                                                      ------------

Expenses
  Administration fees(1)                                   304,502
  Investment advisory fees(2)                            1,281,610
  Service fees (Class B)(3)                                 16,359
  Distribution fees (Class A)(3)                           517,645
  Distribution fees (Class B)(3)                            49,078
  Transfer agent fees                                      317,948
  Audit and legal fees                                      84,748
  Reports to shareholders                                  119,516
  Trustees' fees and expenses                               66,051
  Custodian fees                                            54,652
  Registration fees and expenses                            61,182
  Insurance expenses                                        56,001
  Fund accounting expenses                                  64,080
  Miscellaneous expenses                                    32,250
                                                      ------------
  Total expenses before reimbursement                    3,025,622
  Less voluntary reimbursement by adviser(5)              (114,212)
                                                      ------------
  Total expenses after reimbursement                     2,911,410
                                                      ------------

Net investment income                                     $206,066
                                                      ------------


Net Realized and Unrealized Gain
on Investments

Realized gain from securities transactions:(6)
  Proceeds from sales of securities                   $114,222,182
  Cost of securities sold                              (88,966,699)
                                                      ------------
     Net realized gain from securities transactions     25,255,483
                                                      ------------
     Unrealized depreciation of investments:
     Beginning of year                                 110,831,652
     End of year                                        89,140,514
                                                      ------------
  Unrealized depreciation of investments               (21,691,138)
                                                      ------------
  Net realized and unrealized gain on investments        3,564,345
                                                      ------------

Net increase in net assets resulting
from operations                                         $3,770,411
                                                      ============

The notes are an integral part of these financials.
Notes specific to this fund are on page 37.                   BURNHAM FUND 19

Burnham Fund Continued

Statement of Changes in Net Assets

For the Year Ended December 31,                2000            1999
--------------------------------------------------------------------------------
Increase in Net Assets
From operations:
   Net investment income                       $206,066        $179,348

   Net realized gain from security
   and option transactions                   25,255,483       6,432,023

   Increase/(decrease) in
   unrealized appreciation
   of investments                           (21,691,138)     43,503,131
                                           ------------    ------------
   Net increase in net assets
   resulting from operations                  3,770,411      50,114,502
                                           ------------    ------------

Distributions to Shareholders(7)

From net investment income:

   Class A shares                              (161,841)       (308,346)
                                                     --              --
                                           ------------    ------------
   Class B shares
                                               (161,841)       (308,346)
                                           ------------    ------------
From net realized gains from security
and option transactions:
   Class A shares                           (17,924,943)    (14,185,589)

   Class B shares                              (606,624)       (273,998)

   Class C shares                                    --         (30,872)
                                           ------------    ------------
                                            (18,531,567)    (14,490,459)
                                           ------------    ------------
   Total distributions
   to shareholders                          (18,693,408)    (14,798,805)
                                           ------------    ------------

Capital Share Transactions
(also see detail at right)

   Net proceeds from sale
   of shares                                 56,235,912      17,996,850

   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends                 16,316,037      13,084,805
                                           ------------    ------------
                                             72,551,949      31,081,655
   Cost of shares redeemed                  (54,097,851)    (27,944,533)
                                           ------------    ------------

   Increase in net assets
   derived from capital share
   transactions                              18,454,098       3,137,122
                                           ------------    ------------

   Increase in net assets for
   the year                                   3,531,101      38,452,819

Net Assets
   Beginning of year                        198,192,376     159,739,557
                                           ------------    ------------

End of year                                $201,723,477    $198,192,376
                                           ============    ============



Detail of Capital Share Transactions
-----------------------------------------------------------------------

                                              Number
                                            of shares         Amount
-----------------------------------------------------------------------
CLASS A SHARES
Year ended 12/31/00
   Shares sold                                1,161,974     $52,406,808
   Shares issued for
   reinvestments                                398,468      15,726,255
   Shares redeemed                           (1,163,047)    (52,392,489)
                                           ------------    ------------
Net increase                                    397,395     $15,740,574
                                           ============    ============

Year ended 12/31/99
   Shares sold                                  415,338     $15,218,438
   Shares issued for
   reinvestments                                360,994      12,791,449
   Reorganized from Class C
   shares of the fund                            23,586         751,461
   Shares redeemed                             (737,656)    (26,899,117)
                                           ------------    ------------
Net increase                                     62,262      $1,862,231
                                           ============    ============



CLASS B SHARES
Year ended 12/31/00
   Shares sold                                   84,521      $3,829,104
   Shares issued for
   reinvestments                                 14,694         589,782
   Shares redeemed                              (36,908)     (1,705,362)
                                           ------------    ------------
Net increase                                     62,307      $2,713,524
                                           ============    ============

Year ended 12/31/99
   Shares sold                                   48,448      $1,805,854
   Shares issued for
   reinvestments                                  7,220         270,718
   Shares redeemed                               (4,488)       (167,819)
                                           ------------    ------------
Net increase                                     51,180      $1,908,753
                                           ============    ============

CLASS C SHARES(8)
Year ended 12/31/99
   Shares sold                                    6,484        $221,097
   Shares issued for
   reinvestments                                    691          22,638
   Reorganized from Class A
   shares of the fund                           (23,586)       (751,461)
   Shares redeemed                                 (836)       (126,136)
                                           ------------    ------------
Net decrease                                    (17,247)      $(633,862)
                                           ============    ============



20 BURNHAM FUND       The notes are an integral part of these financials.
                              Notes specific to this fund are on page 37.

Financial Highlights
For a share outstanding throughout each year.

For The Year Ended December 31,          2000    1999    1998    1997    1996          2000    1999    1998    1997    1996
---------------------------------------------------------------------------------------------------------------------------
Per Share Data                                        CLASS A SHARES                                 CLASS B SHARES
Net asset value:
  Beginning of year ($)                 41.71   34.31   30.04   25.65   23.19         42.66   35.21   30.75   26.31   23.45

Income from investment operations:
  Net investment income/(loss)           0.05    0.06    0.25    0.45    0.51         (0.23)  (0.17)   0.03    0.13    0.21
  Net gains on securities
  and options (both realized
  and unrealized)                        0.88   10.52    5.97    5.54    3.36          0.84   10.70    6.12    5.75    3.69
                                      -------------------------------------------------------------------------------------
  Total from investment operations       0.93   10.58    6.22    5.99    3.87          0.61   10.53    6.15    5.88    3.90


Less distributions:
  Dividends
  (from net investment income)          (0.03)  (0.10)  (0.32)  (0.44)  (0.55)           --      --   (0.06)  (0.28)  (0.18)
  Distributions from net capital gains
  (from securities and
  options transactions)                 (3.91)  (3.08)  (1.63)  (1.16)  (0.86)        (3.91)  (3.08)  (1.63)  (1.16)  (0.86)
                                      -------------------------------------------------------------------------------------
  Total distributions                   (3.94)  (3.18)  (1.95)  (1.60)  (1.41)        (3.91)  (3.08)  (1.69)  (1.44)  (1.04)
                                      -------------------------------------------------------------------------------------
Net asset value: End of year ($)        38.70   41.71   34.31   30.04   25.65         39.36   42.66   35.21   30.75   26.31
                                      =====================================================================================
Total return (%)'D'                      2.07   32.71   22.08   24.74   17.60          1.26   31.60   21.16   23.60   17.34
                                      -------------------------------------------------------------------------------------

Ratios/Supplemental Data
Net assets,
end of year (in $ 000's)              194,565 193,092 156,736 136,443 117,426         7,158   5,101   2,408   1,612   1,039
                                      -------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)(5)                        1.34    1.34    1.30    1.11    1.29          2.09    2.09    2.08    2.05    2.07
                                      -------------------------------------------------------------------------------------

Ratio of total expenses before
reimbursement to average
net assets (%)(5)                        1.39    1.44    1.32      --      --          2.14    2.20    2.18      --      --
                                      -------------------------------------------------------------------------------------

Ratio of net income to average
net assets (%)                           0.12    0.12    0.80    1.61    2.08         (0.63)  (0.63)   0.03    0.66    1.29
                                      -------------------------------------------------------------------------------------

Portfolio turnover rate (%)             49.6    42.2    54.7    59.4    61.5          49.6    42.2    54.7    59.4    61.5
                                      -------------------------------------------------------------------------------------

'D' Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.


The notes are an integral part of these financials.
Notes specific to this fund are on page 37.                  BURNHAM FUND 21

BURNHAM

     Dow 30'sm' Focused Fund

Portfolio Holdings

As of December 31, 2000

                                                Number
                                               of shares       Value
----------------------------------------------------------------------
Common  Stocks 104.08%
(percentage of net assets)

CONSUMER CYCLICALS 2.49%
Auto Parts and Equipment  2.49%
  Goodyear Tire & Rubber Co.                     500          $11,495
                                                          ------------
Total Consumer Cyclicals (cost:  $21,593)                      11,495
                                                          ------------

CONSUMER STAPLES 2.64%
Food and Beverage Products 2.64%
  Coca-Cola Co.                                   200          12,187
                                                          ------------
Total Consumer Staples (cost: $11,449)                         12,187
                                                          ------------

ENERGY 9.14%
Oil Refining 9.14%
  Chevron Corp.                                   500          42,219
                                                          ------------
Total Energy (cost: $44,030)                                   42,219
                                                          ------------

INDUSTRIAL CYCLICALS 7.53%
Chemicals 5.82%
  Union Carbide Corp.                             500          26,906
                                                          ------------

Photo Equipment and Supplies 1.71%
  Eastman Kodak Co.                               200           7,875
                                                          ------------
Total Industrial Cyclicals (cost: $42,486)                     34,781
                                                          ------------

RETAIL 3.76%
Retail Stores 3.76%
  Sears, Roebuck & Co.                            500          17,375
                                                          ------------
Total Retail (cost: $13,811)                                   17,375
                                                          ------------

SERVICES 2.06%
Telecommunication Services 2.06%
  SBC Communications Inc.                         200           9,550
                                                          ------------
Total Services (cost: $8,887)                                   9,550
                                                          ------------

UNIT INVESTMENT TRUSTS 76.46%
Unit Investment Trusts 76.46%
  DIAMONDS Trust Unit Series I(1)               3,305         353,222
                                                          ------------
Total Unit Investment Trusts (cost: $360,515)                 353,222
                                                          ------------
Total Common Stocks (cost: $502,771)                          480,829
                                                          ------------

----------------------------------------------------------------------
Total Investments 104.08%
(cost: $502,771)                                             $480,829

Liabilities, less cash and other assets (4.08)%               (18,867)
                                                          ------------

Net Assets 100.00%                                           $461,962
                                                          ============





Statement of Assets & Liabilities

As of December 31, 2000

----------------------------------------------------------------------
Assets
  Investments, at value
  (cost: $502,771)                                              $480,829
  Dividends receivable                                             1,016
  Receivable from investment adviser                              66,901
  Prepaid expenses                                                   731
                                                            -------------
  Total assets                                                   549,477
                                                            -------------

Liabilities
  Bank overdraft                                                  38,098
  Payable for audit and legal fees                                10,852
  Payable for capital stock redeemed                              10,675
  Payable for transfer agency fees                                 9,368
  Payable for administration fees(2)                                  66
  Payable for fund accounting fees                                 9,497
  Payable for investment advisory fees(3)                            236
  Payable for trustees' fees and expenses                             80
  Payable for distribution fees and service fees(4)                   98
  Accrued expenses and other payables                              8,545
                                                            -------------
  Total liabilities                                               87,515
                                                            -------------
Net assets                                                      $461,962
                                                            =============

Analysis of Net Assets
By source:
  Capital paid in                                               $485,203
  Accumulated net realized loss on investments                    (1,299)
  Net unrealized depreciation of investments                     (21,942)
                                                             -------------

                                                                $461,962
                                                             =============


By number of shares:

                                Capital shares(8)
  Net assets      NAV             outstanding
  -----------------------------------------------
  $461,962        $9.49             48,685



Federal Income Tax Basis of Investment Securities
--------------------------------------------------------------------------------

The tax cost of the fund at December 31, 2000, based on securities owned, was $502,771. The unrealized gross appreciation/(depreciation) for all securities in the fund for the year was $4,965 and ($26,907), respectively.

                             The notes are an integral part of these financials.
22 DOW 30'sm' FOCUSED FUND          Notes specific to this fund  are on page 37.

Statement of Operations

For the year ended December 31, 2000


--------------------------------------------------------------------------------

Investment Income
  Dividends                                        $   8,985
  Interest                                                 5
                                                 ------------
  Total income                                         8,990
                                                 ------------
Expenses
  Administration fees(2)                                 750
  Investment advisory fees(3)                          2,997
  Distribution fees(4)                                 1,249
  Transfer agent fees                                 30,000
  Audit and legal fees                                16,092
  Reports to shareholders                                309
  Trustees' fees and expenses                            143
  Custodian fees                                      28,572
  Registration fees and expenses                         661
  Insurance expenses                                      71
  Fund accounting expenses                            36,000
  Miscellaneous expenses                                 722
                                                 ------------
  Total expenses before reimbursement                117,566
  Less voluntary reimbursement by adviser(5)        (111,572)
                                                 ------------
  Total expenses after reimbursement                   5,994
                                                 ------------

Net investment income                              $   2,996
                                                 ------------

Net Realized and Unrealized Loss
on Investments

Realized gain from securities transactions:(6)
  Proceeds from sales of securities                $  10,842
  Cost of securities sold                            (10,349)
                                                 ------------
  Net realized gain from
  securities transactions                                493
                                                 ------------
Unrealized depreciation of investments:
  Beginning of year                                   16,751
  End of year                                        (21,942)
                                                 ------------
  Unrealized depreciation of investments             (38,693)
                                                 ------------
  Net realized and unrealized loss
  on investments                                     (38,200)
                                                 ------------

Net decrease in net assets
resulting from operations                          $ (35,204)
                                                 ===========


Statement of Changes in Net Assets

For the Period Ended December 31,                       2000              1999*
--------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets

From operations:

   Net investment income                            $   2,996         $   1,998
   Net realized gain/(loss) from
   securities transactions                                493            (1,792)

   Unrealized appreciation/
   (depreciation) of investments                      (38,693)           16,751
                                                -------------     -------------

   Net increase/(decrease) in
   net assets resulting
   from operations                                    (35,204)           16,957
                                                -------------     -------------

Distributions to Shareholders(7)
   From net investment income                          (3,000)           (2,538)
                                                -------------     -------------
   Total distributions
   to shareholders                                     (3,000)           (2,538)
                                                -------------     -------------

Capital Share Transactions
(also see detail below)

   Net proceeds from sale
   of shares                                           60,073           614,905
   Net asset value of shares
   issued to shareholders in
   reinvestment of dividends                            2,999             2,538
                                                -------------     -------------
                                                       63,072           617,443
   Cost of shares redeemed                            (90,043)         (104,725)
                                                -------------     -------------
   Increase/(decrease) in
   net assets derived from
   capital share transactions                         (26,971)          512,718
                                                -------------     -------------
   Increase/(decrease) in
   net assets for the period                          (65,175)          527,137

Net Assets

   Beginning of period                                527,137                --
                                                -------------     -------------

End of period                                       $ 461,962         $ 527,137
                                                =============     =============


Detail of Capital Share Transactions
------------------------------------------------------------------
                                       Number
                                      of shares           Amount
------------------------------------------------------------------
Year ended 12/31/00
   Shares sold                            6,461         $  60,073
   Shares issued for reinvestments          312             2,999
   Shares redeemed                       (9,418)          (90,043)
                                    -----------       -----------
Net decrease                             (2,645)        $ (26,971)
                                    ===========       ===========
Period Ended 12/31/99*
   Shares sold                           61,716         $ 614,905
   Shares issued for reinvestments          255             2,538
   Shares redeemed                      (10,641)         (104,725)
                                    -----------       -----------
Net increase                             51,330         $ 512,718
                                    ===========       ===========



* Burnham Dow 30'sm' Focused Fund commenced operations on May 3, 1999.


The notes are an integral part of these financials.
Notes specific to this fund are on page 37.           DOW 30'sm' FOCUSED FUND 23

Burnham Dow 30'sm' Focused Fund Continued

Financial Highlights
For a share outstanding throughout each period.

For the Period Ended December 31,                 2000            1999*
---------------------------------------------------------------------------
Per Share Data
Net asset value:
  Beginning of period ($)                         10.27            10.00

Income from investment operations:
  Net investment income                            0.06             0.05
  Net gain/(loss) on securities
  (both realized and unrealized)                  (0.78)            0.27
                                             ------------------------------
  Total from investment operations                (0.72)            0.32

Less distributions:
  Dividends
  (from net investment income)                    (0.06)           (0.05)
  Distributions from capital gains
  (from securities transactions)                     --               --
                                             ------------------------------
  Total distributions                             (0.06)           (0.05)
                                             ------------------------------
Net asset value: End of period ($)                 9.49            10.27
                                             ==============================
Total return (%)**                                (7.01)            3.22
                                             ------------------------------
Ratios/Supplemental Data
Net assets,
end of period (in $ 000's)                          462              527
                                             ------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)(5)                                  1.20             1.20'D'
                                             ------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)(5)                                 23.56            19.89'D'
                                             ------------------------------
Ratio of net income to average
net assets (%)                                     0.60             0.67'D'
                                             ------------------------------
Portfolio turnover rate (%)                        2.3             23.7
                                             ------------------------------

* Burnham Dow 30'sm' Focused Fund commenced operations on May 3, 1999. ** Total return is not annualized for the period 5/3/99 - 12/31/99. Total return assumes dividend reinvestment and would have been lower in the absence of the expense waiver.
'D' Annualized.




                             The notes are an integral part of these financials.
24 DOW 30'sm' FOCUSED FUND           Notes specific to this fund are on page 37.

BURNHAM

    Financial Services Fund

Portfolio Holdings
As of December 31, 2000

o Indicates securities that do                  Number
  not produce income.                          of shares       Value
------------------------------------------------------------------------
Common Stocks 99.74%
(percentage of net assets)

BANKS 41.51%
Banks -- Major Regional 10.14%
  FleetBoston Financial Corp.(8)                  5,000      $187,813
  Sovereign Bancorp, Inc.(8)                     40,000       323,750
  Summit Bancorp(8)                               5,000       190,938
  U.S. Bancorp(8)                                 4,000       116,750
                                                           ----------
                                                              819,251
                                                           ----------
Banks-- Regional 31.37%
  Bancorp Rhode Island Inc.                       8,000       102,500
  Bank United Corp.(8)                            2,000       136,438
  BostonFed Bancorp Inc.                         18,000       375,750
  Cohoes Bancorp, Inc.                           17,500       331,953
  Gold Banc Corp. Inc.                           40,000       190,000
  Granite State Bankshares, Inc.(8)               1,500        29,578
  Lawrence Savings Bank                          10,000       104,375
  MutualFirst Financial Inc.                     30,000       443,438
  North Fork Bancorporation(8)                    5,000       122,813
  Pacific Crest Capital, Inc.                    15,000       215,625
o Silicon Valley Bancshares(8)                    5,000       172,656
  Sterling Bancorp                               11,850       259,219
  The Trust Company of New Jersey                 4,000        50,125
                                                           ----------
                                                            2,534,470
                                                           ----------
Total Banks (cost: $2,804,957)                              3,353,721
                                                           ----------
FINANCIAL SERVICES COMPANIES 20.01%
Diversified Financial Services 4.09%
o Hamilton Bancorp, Inc.                         25,000       224,219
  Washington Mutual, Inc.(8)                      2,000       106,125
                                                           ----------
                                                              330,344
                                                           ----------
Insurance 6.99%
o American Physicians Capital Inc.               20,000       331,874
  AON Corp.                                       2,000        68,500
  SAFECO Corp.(8)                                 5,000       164,531
                                                           ----------
                                                              564,905
                                                           ----------
Investment Banking / Brokerage 8.93%
  Countrywide Credit Industries Inc.(8)           3,000       150,750
  JP Morgan & Co.(8)                              1,000       165,500
  Lehman Brothers Holdings Inc.(8)                6,000       405,750
                                                           ----------
                                                              722,000
                                                           ----------
Total Financial Services Companies
(cost: $1,321,376)                                          1,617,249
                                                           ----------
                                                 Number
                                                of shares       Value
                                                ---------------------
SAVINGS AND LOAN COMPANIES 38.22%
Savings and Loan Companies--
Major Regional 14.28%
  Astoria Financial Corp.(8)                      3,000      $163,031
  Berkshire Hills Bancorp, Inc.                  25,000       393,750
  Golden State Bancorp Inc.(8)                   10,000       314,374
  Webster Financial Corp.                        10,000       282,813
                                                           ----------
                                                            1,153,968
                                                           ----------
Savings and Loan Companies -- Regional 23.94%
  Alliance Bancorp New England Inc.              20,000       180,000
  Banknorth Group, Inc.(8)                       15,000       298,125
  Charter One Financial, Inc.(8)                  3,350        96,731
o Connecticut Bancshares, Inc.                   10,000       183,750
  Dime BanCorporation, Inc.(8)                   15,000       443,437
  Dime Community Bancshares                       3,000        75,563
o Finger Lakes Bancorp Inc.                      25,000       188,281
o Security Financial Bancorp Inc.                20,000       336,250
  Warwick Community Bancorp Inc.                 10,000       131,875
                                                           ----------
                                                            1,934,012
                                                           ----------
Total Savings and Loan Companies
(cost: $2,479,190)                                          3,087,980
                                                           ----------
Total Common Stocks
(cost: $6,605,523)                                          8,058,950
                                                           ----------









                                                 Number of
                                                 contracts
                                                 ---------
Call Options Written (3.86%)
  Astoria Financial Corp. Calls @ 40
  Due Jan 01                                         20       (29,750)
  Astoria Financial Corp. Calls @ 45
  Due Jan 01                                         10        (9,875)
  Bank United Corp. Calls @ 60
  Due Jan 01                                         20       (17,250)
  Banknorth Group, Inc. Calls @ 20
  Due Feb 01                                         50        (5,625)
  Charter One Financial, Inc. Calls @ 25
  Due Jan 01                                         20        (7,875)
  Countrywide Credit
  Industries Inc. Calls @ 40
  Due Jan 01                                         10       (10,438)
  Countrywide Credit
  Industries Inc. Calls @ 45
  Due Apr 01                                         20       (16,875)
  Dime BanCorporation, Inc. Calls @ 25
  Due Jan 01                                         50       (22,187)
  Dime BanCorporation, Inc. Calls @ 30
  Due Jan 01                                         50        (3,438)

The notes are an integral part of these financials.
Notes specific to this fund are on page 38.           FINANCIAL SERVICES FUND 25

Burnham Financial Services Fund Continued

Portfolio Holdings Continued


                                                 Number of
                                                 contracts       Value
------------------------------------------------------------------------
Call Options Written Continued
  FleetBoston Financial Corp. Calls @ 40
  Due Jan 01                                         30         $(1,875)
  FleetBoston Financial Corp. Calls @ 40
  Due Apr 01                                         20          (5,375)
  Golden State Bancorp Inc. Calls @ 30
  Due Apr 01                                         20          (7,375)
  Golden State Bancorp Inc. Calls @ 25
  Due Jan 01                                         20         (13,000)
  Golden State Bancorp Inc. Calls @ 25
  Due Apr 01                                         10          (7,250)
  Golden State Bancorp Inc. Calls @ 22.5
  Due Jan 01                                         20         (18,000)
  Golden State Bancorp Inc. Calls @ 30
  Due Jan 01                                         30          (6,563)
  JP Morgan & Co. Calls @ 175
  Due Jan 01                                         10          (3,688)
  Lehman Brothers
  Holdings Inc. Calls @ 70
  Due Jan 01                                         20          (7,375)
  Lehman Brothers
  Holdings Inc. Calls @ 70
  Due Feb 01                                         20         (11,750)
  Lehman Brothers
  Holdings Inc. Calls @ 65
  Due Apr 01                                         20         (22,500)
  North Fork Bancorporation Calls @ 22.5
  Due May 01                                         50         (16,563)
  SAFECO Corp. Calls @ 30
  Due Feb 01                                         30         (10,875)
  Silicon Valley Bancshares Calls @ 40
  Due Feb 01                                         30         (11,437)
  Sovereign Bancorp Inc. Calls @ 10
  Due Jan 01                                        100          (1,687)
  Sovereign Bancorp Inc. Calls @ 7.5
  Due Jan 01                                         50          (2,969)
  Soveriegn Bancorp Inc. Calls @ 7.5
  Due Apr 01                                        100         (14,061)
  Summit Bancorp Calls @ 45
  Due Jan 01                                         30            (675)
  Summit Bancorp Calls @ 40
  Due Apr 01                                         20          (5,250)
  U.S. Bancorp Calls @ 25
  Due Jan 01                                         20          (8,875)
  U.S. Bancorp Calls @ 30
  Due Feb 01                                         20          (3,125)
  Washington Mutual, Inc. Calls @ 50
  Due Jan 01                                         20          (8,125)
                                                             ----------
Total Call Options Written
(premiums received: $114,667)                                  (311,706)
                                                             ----------

                                                                Value
                                                             ----------
Total Investments 99.74%
(cost: $6,605,523)                                           $8,058,950

Call options written (3.86)%
(Premiums received: $114,667)                                  (311,706)

Cash and other assets less liabilities 4.12%                    332,605
                                                             ----------

Net Assets 100.00%                                           $8,079,849
                                                             ==========


Federal Income Tax Basis of Investment Securities
--------------------------------------------------------------------------------
The tax cost of the fund at December 31, 2000, based on securities owned, was $6,605,523. The unrealized gross appreciation/(depreciation) for all securities in the fund for the period was $1,472,361 and ($18,934), respectively.

26 FINANCIAL SERVICES FUND   The notes are an integral part of these financials.
                                     Notes specific to this fund are on page 38.

Statement of Assets & Liabilities
As of December 31, 2000

------------------------------------------------------------------
Assets
  Investments, at value
  (cost: $6,605,523)                                  $8,058,950
  Cash in bank                                            15,609
  Dividends and interest receivable                        6,337
  Receivable for investments sold                        230,336
  Receivable from investment adviser                     129,081
  Receivable for capital stock sold                       43,298
  Prepaid expenses                                         1,504
                                                    ------------
  Total assets                                         8,485,115
                                                    ------------
Liabilities
  Payable for options written
  (premiums received $114,667)(6)                        311,706
  Payable for investments purchased                       42,913
  Payable for fund accounting fees                         9,524
  Payable for administration fees(1)                         917
  Payable for investment advisory fees(2)                  4,536
  Payable for trustees' fees and expenses                    487
  Payable for distribution fees and service fees(3)        1,664
  Accrued expenses and other payables                     33,519
                                                    ------------
  Total liabilities                                      405,266
                                                    ------------

Net assets                                            $8,079,849
                                                    ============

Analysis of Net Assets

By source:
  Capital paid in                                     $6,404,685
  Accumulated net realized gain on investments           418,776
  Net unrealized appreciation of investments
  and written options                                  1,256,388
                                                    ------------
                                                      $8,079,849
                                                    ============

By share class:

                                                     Capital shares(9)
                   Net assets          NAV(4)          outstanding
----------------------------------------------------------------------
Class A:           $7,964,242          $13.93            571,891
Class B:             $115,607          $13.82              8,367


Statement of Operations
For the year ended December 31, 2000

----------------------------------------------------------------
Investment Income
  Dividends                                             $105,007
  Interest                                                 2,314
                                                    ------------
  Total income                                           107,321
                                                    ------------

Expenses
  Administration fees(1)                                   6,643
  Investment advisory fees(2)                             33,213
  Service fees (Class B)(3)                                  175
  Distribution fees (Class A)(3)                          10,897
  Distribution fees (Class B)(3)                             524
  Transfer agent fees                                     40,709
  Audit and legal fees                                    17,282
  Reports to shareholders                                  2,824
  Trustees' fees and expenses                              1,423
  Custodian fees                                          32,526
  Registration fees and expenses                           2,369
  Insurance expenses                                         487
  Fund accounting expenses                                36,000
  Miscellaneous expenses                                   1,067
                                                    ------------
  Total expenses before reimbursement                    186,139
  Less voluntary reimbursement by adviser(5)            (114,519)
                                                    ------------
  Total expenses after reimbursement                      71,620
                                                    ------------

Net investment income                                    $35,701
                                                    ------------

Net Realized and Unrealized Gain
on Investments and Written Options

Realized gain from securities and
written options transactions:(6)
  Proceeds from sales of securities                  $14,361,085
  Cost of securities sold                            (13,577,118)
  Realized gain from options transactions                 76,267
                                                    ------------
  Net realized gain from securities
  and written options transactions                       860,234
                                                    ------------

Unrealized appreciation of investments
and written options transactions:
  Beginning of year                                      (40,052)
  End of year                                          1,256,388
                                                    ------------
  Unrealized appreciation of investments
  and written options transactions                     1,296,440
                                                    ------------
  Net realized and unrealized gain
  on investments and written
  options transactions                                 2,156,674
                                                    ------------
Net increase in net assets
resulting from operations                             $2,192,375
                                                    ============

The notes are an integral part of these financials.
Notes specific to this fund are on page 38.           FINANCIAL SERVICES FUND 27

Burnham Financial Services Fund Continued


Statement of Changes in Net Assets

For the Period Ended December 31,             2000           1999*
--------------------------------------------------------------------
Increase in Net Assets

From operations:
  Net investment income                      $35,701         $5,644
  Net realized gain from
  securities and written
  options transactions                       860,234             87
  Unrealized appreciation/
  (depreciation) of investments            1,296,440        (40,052)
                                        ------------    -----------
  Net increase/(decrease)
  in net assets resulting
  from operations                          2,192,375        (34,321)
                                        ------------    -----------

Distributions to Shareholders

From net investment income:
  Class A shares                             (35,926)        (5,419)
  Class B shares                                  --             --
                                        ------------    -----------
                                             (35,926)        (5,419)
                                        ------------    -----------

From realized gains from
securities transactions:

  Class A shares                            (434,915)            --
  Class B shares                              (6,630)            --
                                        ------------    -----------
                                            (441,545)            --
                                        ------------    -----------
  Total distributions
  to shareholders                           (477,471)        (5,419)
                                        ------------    -----------

Capital Share Transactions
(also see detail at right)
  Net proceeds from sale
  of shares                                3,994,127      3,478,952
  Net asset value of shares
  issued to shareholders in
  reinvestment of dividends                  475,233          5,401
                                        ------------    -----------
                                           4,469,360      3,484,353
  Cost of shares redeemed                 (1,142,863)      (406,165)
                                        ------------    -----------
  Increase in net assets
  derived from capital
  share transactions                       3,326,497      3,078,188
                                        ------------    -----------
  Increase in net assets for
  the period                               5,041,401      3,038,448

Net Assets
  Beginning of period                      3,038,448             --
                                        ------------    -----------

End of period                             $8,079,849     $3,038,448
                                        ============    ===========
Undistributed net investment
income, end of period                             --           $225
                                        ============    ===========




Detail of Capital Share Transactions
---------------------------------------------------------------------

                                     Number of shares      Amount
---------------------------------------------------------------------
CLASS A SHARES
Year ended 12/31/00
  Shares sold                            341,889         $3,966,827
  Shares issued for reinvestments         37,745            468,603
  Shares redeemed                       (112,557)        (1,142,863)
                                    ------------       ------------
Net increase                             267,077         $3,292,567
                                    ============       ============
Period ended 12/31/99*
  Shares sold                            345,945         $3,421,752
  Shares issued for reinvestments            564              5,401
  Shares redeemed                        (41,695)          (406,165)
                                    ------------       ------------
Net increase                             304,814         $3,020,988
                                    ============       ============

CLASS B SHARES
Year ended 12/31/00
  Shares sold                              2,130            $27,300
  Shares issued for reinvestments            545              6,630
  Shares redeemed                             --                 --
                                    ------------       ------------
Net increase                               2,675            $33,930
                                    ============       ============




Period ended 12/31/99*
  Shares sold                              5,692            $57,200
  Shares issued for reinvestments             --                 --
  Shares redeemed                             --                 --
                                    ------------       ------------
Net increase                               5,692            $57,200
                                    ============       ============

*Burnham Financial Services Fund commenced operations on June 7, 1999.

                             The notes are an integral part of these financials.
28 FINANCIAL SERVICES FUND           Notes specific to this fund are on page 38.

Financial Highlights
For a share outstanding throughout each period.

For The Period Ended December 31,                        2000          1999*                2000       1999*
------------------------------------------------------------------------------------------------------------
Per Share Data                                             CLASS A SHARES                    CLASS B SHARES
Net asset value:
  Beginning of period ($)                                9.79          10.00                 9.75      10.00


Income from investment operations:
  Net investment income/(loss)                           0.06           0.02                 0.01      (0.00)'D'
  Net gain/(loss) on securities and
  options (both realized and unrealized)                 4.99          (0.21)                4.91      (0.25)
  Total from investment operations                       5.05          (0.19)                4.92      (0.25)

Less distributions:
  Dividends
  (from net investment income)                          (0.06)         (0.02)                  --         --
  Distributions from capital gains
  (from securities and
  options transactions)                                 (0.85)            --                (0.85)        --
                                               --------------------------------------------------------------
  Total distributions                                   (0.91)         (0.02)               (0.85)        --
                                               --------------------------------------------------------------
Net asset value: End of period ($)                      13.93           9.79                13.82       9.75
                                               ==============================================================
Total return (%)**                                      52.78          (1.90)               51.62      (2.50)
                                               --------------------------------------------------------------
Ratios/Supplemental Data
Net assets,
end of period (in $ 000's)                              7,964          2,983                  116         56
                                               --------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)(5)                                        1.60           1.60'DD'             2.35       2.35'DD'
                                               --------------------------------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)(5)                                        4.16           7.42'DD'             4.91       8.17'DD'
                                               --------------------------------------------------------------
Ratio of net income to average
net assets (%)                                           0.81           0.69'DD'             0.06      (0.06)'DD'
                                               --------------------------------------------------------------
Portfolio turnover rate (%)                            327.5           89.6                327.5       89.6
                                               --------------------------------------------------------------


*    Burnham Financial Services Fund commenced operations on June 7, 1999.
** Total return is not annualized for the period 6/7/99 - 12/31/99. Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
'D'  Less than ($0.01) per share.
'DD' Annualized.






The notes are an integral part of these financials.
Notes specific to this fund are on page 38.         FINANCIAL SERVICES FUND  29

BURNHAM
   Money Market Fund

Portfolio Holdings
As of December 31, 2000

                                                   Face         Amortized
                                                   value          cost
--------------------------------------------------------------------------------
Short-Term Instruments     99.32%
(percentage of net assets)

Discounted Commercial Paper 18.60%

  Forrestal Funding Master Trust
  6.51% 2/08/01                                   $2,000,000    $1,986,257
  Great Lakes Funding Capital Co.
  6.59% 1/25/01                                    2,000,000     1,991,213
  International Lease Finance
  6.49% 2/08/01                                    2,000,000     1,986,299
  Long Lane Master Trust  IV,
  (Guaranteed by Bank Boston)
  6.44% 5/15/01                                    2,000,000     1,952,058
  National Rural Utilities
  6.43% 3/27/01                                    2,000,000     1,969,636
                                                                 ---------

Total Discounted Commercial Paper
(cost: $9,885,463)                                               9,885,463
                                                                 ---------

Discounted Master Notes 3.76%

  General Motors Acceptance Corp.,
  (LOC: GMAC)
  6.57% 1/02/01                                    2,000,000     1,999,623
                                                                 ---------

Total Discounted Master Notes
(cost: $1,999,623)                                               1,999,623
                                                                 ---------

Letter of Credit Commercial Paper 17.16%

  Banco Bradesco S.A LCP,
  (LOC: Barclays Bank)
  6.68% 6/14/01                                    2,000,000     1,939,138
  Banco Itau Bay,
  (LOC: Bay Hypovereins)
  6.43% 4/19/01                                    2,300,000     2,255,633
  Banco Rio De La Plata S.A.,
  (LOC: Banco Santander)
  6.75% 3/08/01                                    1,000,000       987,625
  HSBC Bank of Argentina  S.A.,
  (LOC: HSBC Bank US)
  6.13% 6/19/01                                    2,000,000     1,942,446
  Vermont Yankee Nuclear Power,
  (LOC: Societe Generale)
  6.60% 1/11/01                                    2,000,000     1,996,334
                                                                 ---------
Total Letter of Credit Commercial Paper
(cost: $9,121,176)                                               9,121,176
                                                                 ---------
Variable Rate Demand Notes 38.17%

  B&V Land Company, L.L.C.,
  (LOC: First Michigan)
  6.85% 9/01/27                                    1,015,000     1,015,000

                                                   Face         Amortized
                                                   value          cost
--------------------------------------------------------------------------------
Variable Rate Demand Notes* (continued)

  Bell County, Texas Health Facilities
  Development Corp. Variable Rate
  (Scott & White Memorial Hospital
  Project) Series 1999b-1,
  (LOC: MBIA/Morgan)
  6.70% 8/15/29                                   $1,000,000    $1,000,000

  Columbus, GA Development
  Authority Revenue
  (LOC: BK Nova Scotia
  6.70% 12/01/19                                   1,000,000     1,000,000

  FE, LLC (LOC: Bank One)
  6.74% 4/01/28                                    2,000,000     2,000,000

  Illinois Development Finance
  Authority (Harbortown),
  (LOC: LaSalle National  Bank)
  6.88% 12/01/20                                   2,000,000     2,000,000

  JDV LLC,
  (LOC: Michigan National Bank)
  6.85% 7/01/27                                      975,000       975,000

  Maximum Principal
  Amount Camcairn I,
  (LOC: Firstar Bank)
  6.80% 10/01/21                                   2,000,000     2,000,000

  Maximum Principal
  Amount (Coson Project),
  (LOC: First Merit Bank)
  6.85% 8/01/23                                    1,000,000     1,000,000
  Metropolitan Transit Authority,
  New York
  Commuter Facilities Revenue
  (LOC: State Street)
  6.85% 7/01/03                                    2,500,000     2,500,000

  Ordeal Properties, L.L.C
  (LOC: Key Bank)
  6.65% 10/01/12                                   1,900,000     1,900,000

  Shepherd Capital, L.L.C.,
  (LOC: First of America)
  6.85% 9/15/47                                    1,005,000     1,005,000

  TBP Avon Lake
  Project Tvr, L.L.C.,
  (LOC: First Merit Bank)
  6.85% 11/02/20                                   1,000,000     1,000,000

  The Southeast Alabama
  Gas District,
  (LOC: AMBAC Indemnity)
  6.70% 6/01/25                                    2,000,000     2,000,000

  The Wilmington Iron &
  Metal Company,
  (LOC: Bank One)
  6.78% 8/01/14                                      890,000       890,000
                                                                ----------
Total Variable Rate Demand Notes
(cost: $20,285,000)                                             20,285,000
                                                                ----------

                             The notes are an integral part of these financials.
30 MONEY MARKET FUND                 Notes specific to this fund are on page 38.

Portfolio Holdings Continued
As of December 31, 2000

                                                   Face       Amortized
                                                   value        Cost
------------------------------------------------------------------------
Yankee Certificates of Deposit 3.76%
  National Westminister Bank PLC
  7.23% 5/09/01                                  $2,000,000   $1,999,801
                                                             -----------
Total Yankee Certificates of Deposit
(cost: $1,999,801)                                             1,999,801
                                                             -----------

Repurchase Agreements 17.87%

  Salomon Smith Barney
  (collateralized by $9,690,001
  GNMA, 6.50% to 7.2187%,
  due 10/16/27 to 4/15/29,
  delivery value $9,506,597)
  6.25% due 1/2/01                                9,500,000    9,500,000
                                                             -----------
Total Repurchase Agreements
(cost: $9,500,000)                                             9,500,000
                                                             -----------
Total Short-Term Instruments
(cost: $52,791,063)                                           52,791,063
                                                             -----------


Total Investments 99.32%
(cost: $52,791,063)                                          $52,791,063

Cash and other assets, less liabilities 0.68%                    359,200
                                                             -----------

Net Assets 100.00%                                           $53,150,263
                                                             ===========


Statement of Assets & Liabilities
As of December 31, 2000

------------------------------------------------------------------------
Assets
  Investments, at amortized cost                             $43,291,063
  Repurchase agreements                                        9,500,000
                                                             -----------
  Total investments
  (cost: $52,791,063)                                         52,791,063
  Cash in bank                                                    84,068
  Interest receivable                                            232,014
  Receivable from investment adviser                             128,809
  Prepaid expenses                                                16,578
                                                             -----------
  Total assets                                                53,252,532
                                                             -----------

Liabilities
  Payable for capital stock redeemed                                  28
  Payable for administration fees(1)                               6,603
  Payable for investment advisory fees(2)                         20,030
  Payable for transfer agency fees                                24,038
  Payable for fund accounting fees                                 9,558
  Payable for audit and legal fees                                15,720
  Payable for trustees' fees and expenses                          1,402
  Payable for registration fees                                   14,268
  Accrued expenses and other payables                             10,622
                                                             -----------
  Total liabilities                                              102,269
                                                             -----------
Net assets                                                   $53,150,263
                                                             ===========

Analysis of Net Assets(4)
By source:
  Capital paid in                                            $53,150,083
  Accumulated net realized gain on investments                       180
                                                             -----------
                                                             $53,150,263
                                                             ===========

By number of shares:

                                                            Capital shares
  Net assets                     NAV                         outstanding
  ----------------------------------------------------------------------
  $53,150,263                  $1.00                          53,150,288

* The interest rates disclosed for variable demand notes are the current rates in effect for December 31, 2000.

The notes are an integral part of these financials.
Notes specific to this fund are on page 38.                MONEY MARKET FUND  31

Burnham Money Market Fund Continued


Statement of Operations
For the year ended December 31, 2000

--------------------------------------------------------------
Investment Income
  Interest                                          $3,403,624
                                               ---------------
  Total income                                       3,403,624
                                               ---------------

Expenses
  Administration fees(1)                                78,766
  Investment advisory fees(2)                          236,297
  Transfer agent fees                                   74,607
  Audit and legal fees                                  31,262
  Reports to shareholders                               32,990
  Trustees' fees and expenses                           15,634
  Custodian fees                                        31,696
  Registration fees and expenses                        35,363
  Insurance expenses                                     7,553
  Fund accounting expenses                              36,075
  Miscellaneous expenses                                 8,971
                                               ---------------
  Total expenses before reimbursement                  589,214
  Less voluntary reimbursement by adviser(3)           (84,107)
                                               ---------------
  Total expenses after reimbursement                   505,107
                                               ---------------

Net investment income                               $2,898,517
                                               ---------------
Net Realized Gain on Investments

Realized gain from securities transactions:
  Proceeds from sales and maturities
  of securities                                 $3,361,299,851
  Cost of securities sold or matured            (3,361,299,671)
                                               ---------------
  Net realized gain from
  securities transactions                                  180
                                               ---------------

Net increase in net assets resulting
from operations                                     $2,898,697
                                               ===============


Statement of Changes in Net Assets


For the Period Ended December 31,            2000             1999*
---------------------------------------------------------------------
Increase in Net Assets
From operations:
  Net investment income                   $2,898,517         $780,353
  Net realized gain from
  securities transactions                        180                5
                                        ------------     ------------
  Net increase in net assets
  resulting from operations                2,898,697          780,358
                                        ------------     ------------
Distributions to Shareholders
  From net investment income              (2,898,517)        (780,558)
  From realized gains from
  securities transactions                         --               (5)
                                        ------------     ------------
  Total distributions
  to shareholders                         (2,898,517)        (780,563)
                                        ------------     ------------
Capital Share Transactions
(also see detail below)
  Net proceeds from sale
  of shares                              107,436,357       56,016,142
  Net asset value of shares
  issued to shareholders in
  reinvestment of dividends                2,891,403          774,705
                                        ------------     ------------
                                         110,327,760       56,790,847
  Cost of shares redeemed                (90,088,914)     (23,879,405)
                                        ------------     ------------
  Increase in net assets
  derived from capital
  share transactions                      20,238,846       32,911,442
                                        ------------     ------------
  Increase in net assets
  for the period                          20,239,026       32,911,237

Net Assets
  Beginning of period                     32,911,237               --
                                        ------------     ------------
End of period                            $53,150,263      $32,911,237
                                        ============     ============









Detail of Capital Share Transactions
---------------------------------------------------------------------

                                           Number
                                          of shares         Amount
---------------------------------------------------------------------
Year ended 12/31/00
  Shares sold                            107,436,357     $107,429,243
  Shares issued for
  reinvestments                            2,891,403        2,898,517
  Shares redeemed                        (90,088,914)     (90,088,914)
                                        ------------     ------------
Net increase                              20,238,846      $20,238,846
                                        ============     ============
Period Ended 12/31/99*
  Shares sold                             56,016,142      $56,016,142
  Shares issued for
  reinvestments                              774,705          774,705
  Shares redeemed                        (23,879,405)     (23,879,405)
                                        ------------     ------------
Net increase                              32,911,442      $32,911,442
                                        ============     ============


* Burnham Money Market Fund commenced operations on May 3, 1999.


                             The notes are an integral part of these financials.
32 MONEY MARKET FUND                 Notes specific to this fund are on page 38.

Financial Highlights
For a share outstanding throughout each period.

For The Period Ended December 31,             2000          1999*
--------------------------------------------------------------------------------
Per Share Data
Net asset value:
  Beginning of period ($)                     1.00           1.00


Income from investment operations:
  Net investment income                       0.055          0.028
  Net gain on securities
  (both realized and unrealized)              0.000'D'       0.000'D'
                                   ---------------------------------------------
  Total from investment operations            0.055          0.028


Less distributions:
  Dividends
  (from net investment income)               (0.055)        (0.028)
  Distributions from capital gains
  (from securities transactions)             --             (0.000)'D'
                                   ---------------------------------------------
  Total distributions                        (0.055)        (0.028)
                                   ---------------------------------------------
Net asset value: End of year ($)              1.00           1.00
                                   =============================================
Total return (%)**                            5.66           2.97
                                   ---------------------------------------------

Ratios/Supplemental Data

Net assets,
end of year (in $ 000's)                     53,150         32,911
                                   ---------------------------------------------

Ratio of total expenses after
reimbursement to average
net assets (%)(3)                             0.97           0.88'DD'
                                   ---------------------------------------------

Ratio of total expenses before
reimbursement to average
net assets (%)(3)                             1.12           1.14'DD'
                                   ---------------------------------------------

Ratio of net income to average
net assets (%)                                5.52           4.58'DD'
                                   ---------------------------------------------

  *  Burnham Money Market Fund commenced operations on May 3, 1999.

 ** Total return is not annualized for the period 5/3/99 - 12/31/99. Total return would have been lower in the absence of the expense waiver.

 'D' Less than $0.001 per share.

'DD' Annualized.



The notes are an integral part of these financials.
Notes specific to this fund are on page 38.                 MONEY MARKET FUND 33

BURNHAM

U.S.Treasury Money Market Fund

Portfolio Holdings
As of December 31, 2000

                                                    Face        Amortized
                                                    value         cost
--------------------------------------------------------------------------------
Short-Term Obligations 99.60%
(percentage of net assets)

U.S. Treasury Obligations 55.22%
  U.S. Treasury Bill
  4.50% 1/04/01                                  $50,000,000   $49,981,250

  U.S. Treasury Notes
  4.50% 1/31/01                                    2,000,000     1,997,638
  5.38% 2/15/01                                    2,000,000     1,997,775
  5.25% 5/31/01                                    5,000,000     4,977,552
  6.50% 5/31/01                                    2,000,000     1,998,140
  5.50% 7/31/01                                    5,000,000     4,984,105
  5.88% 10/31/01                                   8,000,000     7,979,670
                                                             -------------
Total U.S. Treasury Obligations
(cost: $73,916,130)                                             73,916,130
                                                             -------------

Repurchase Agreements 44.38%

  Goldman Sachs
  (Collateralized by $30,600,000
  GNMA, 6.45% to 6.50%, due
  7/20/23 to 4/20/28, delivery
  value $30,021,167)
  6.35% 1/02/01                                   30,000,000    30,000,000

  Salomon Smith Barney
  (Collateralized by $29,988,001
  GNMA, 6.50% to 7.50%, due
  6/15/29 to 8/15/30, delivery
  value $29,420,417)
  6.25% 1/02/01                                   29,400,000    29,400,000
                                                             -------------
Total Repurchase Agreements
(cost: $59,400,000)                                             59,400,000
                                                             -------------
Total Short-Term Obligations
(cost: $133,316,130)                                           133,316,130
                                                             -------------

Total Investments in securities 99.60%
(Cost $133,316,130)                                           $133,316,130

Cash and other assets, less liabilities 0.40%                      529,812
                                                             -------------
Net Assets 100.00%                                            $133,845,942
                                                             =============

Statement of Assets & Liabilities
As of December 31, 2000

--------------------------------------------------------------------------------
Assets

  Investments, at amortized cost                               $73,916,130
    Repurchase agreements                                       59,400,000
                                                             -------------
  Total investments
  (cost: $133,316,130)                                         133,316,130
  Cash in bank                                                      30,169
  Interest receivable                                              339,662
  Receivable for capital stock sold                                198,092
  Receivable from investment adviser                                76,226
  Prepaid expenses                                                  35,705
                                                             -------------
  Total assets                                                 133,995,984
                                                             -------------
Liabilities

  Payable for administration fees(1)                                16,810
  Payable for investment advisory fees(2)                           44,626
  Payable for trustees' fees and expenses                            7,723
  Payable for registration fees                                     22,216
  Payable for Audit and Legal fees                                  31,718
  Accrued expenses and other payables                               26,949
                                                             -------------
  Total liabilities                                                150,042
                                                             -------------
Net assets                                                    $133,845,942
                                                             =============
Analysis of Net Assets(4)

By source:
  Capital paid in                                             $133,845,692
  Accumulated net realized
  gain on investments                                                  250
                                                             -------------
                                                              $133,845,942
                                                             =============







By number of shares:

                                                            Capital shares
  Net assets                          NAV                     outstanding
  ------------------------------------------------------------------------
  $133,845,942                       $1.00                    133,845,692

                             The notes are an integral part of these financials.
34 U.S. TREASURY MONEY MARKET FUND   Notes specific to this fund are on page 38.

Statement of Operations
For the year ended December 31, 2000

---------------------------------------------------------------------
Investment Income
  Interest                                                 $8,144,623
                                                       --------------
  Total income                                              8,144,623
                                                       --------------
Expenses
  Administration fees(1)                                      195,474
  Investment advisory fees(2)                                 521,263
  Transfer agent fees                                         104,456
  Audit and legal fees                                         49,448
  Reports to shareholders                                      80,411
  Trustees' fees and expenses                                  38,748
  Custodian fees                                               23,556
  Registration fees and expenses                               69,862
  Insurance expenses                                           10,614
  Fund accounting expenses                                     40,055
  Miscellaneous expenses                                       21,932
                                                       --------------
  Total expenses before reimbursement                       1,155,819
  Less voluntary reimbursement by adviser(3)                  (59,429)
                                                       --------------
  Total expenses after reimbursement                        1,096,390
                                                       --------------
Net investment income                                      $7,048,233
                                                       --------------
Net Realized Gain on Investments

Realized gain from securities transactions:
  Proceeds from sales and maturities
  of U.S. Government securities                          $234,926,500
  Cost of U.S. Government
  securities sold or matured                             (234,926,250)
                                                       --------------
  Net realized gain from
  U.S. Government securities transactions                         250
                                                       --------------
Net increase in net assets
resulting from operations                                  $7,048,483
                                                       ==============

Statement of Changes in Net Assets

For the Period Ended December 31,       2000                  1999*
---------------------------------------------------------------------
Increase in Net Assets

From operations:
  Net investment income                   $7,048,233         $728,019
  Net realized gain from
  securities transactions                        250               --
                                       -------------    -------------
  Net increase in net assets
  resulting from operations                7,048,483          728,019
                                       -------------    -------------

Distributions to Shareholders
  From net investment income              (7,048,233)        (728,019)
                                       -------------    -------------
  Total distributions
  to shareholders                         (7,048,233)        (728,019)
                                       -------------    -------------
Capital Share Transactions
(also see detail below)
  Net proceeds from sale
  of shares                              159,716,599       94,671,802
  Net asset value of shares
  issued to shareholders in
  reinvestment of dividends                7,048,223          726,902
                                       -------------    -------------
                                         166,764,822       95,398,704
  Cost of shares redeemed               (116,300,703)     (12,017,131)
                                       -------------    -------------
  Increase in net assets
  derived from capital
  share transactions                      50,464,119       83,381,573
                                       -------------    -------------
  Increase in net assets
  for the period                          50,464,369       83,381,573

Net Assets
  Beginning of period                     83,381,573               --
                                       -------------    -------------
End of period                           $133,845,942      $83,381,573
                                       =============    =============

Detail of Capital Share Transactions
-------------------------------------------------------------------------------

                                            Number
                                          of shares         Amount
------------------------------------------------------------------------
Year ended 12/31/00
  Shares sold                            159,716,599     $159,716,599
  Shares issued for
  reinvestments                            7,048,223        7,048,223
  Shares redeemed                       (116,300,703)    (116,300,703)
                                       -------------    -------------
Net increase                              50,464,119      $50,464,119
                                       =============    =============
Period Ended 12/31/99*
  Shares sold                             94,671,802      $94,671,802
  Shares issued for
  reinvestments                              726,902          726,902
  Shares redeemed                        (12,017,131)     (12,017,131)
                                       -------------    -------------
Net increase                              83,381,573      $83,381,573
                                       =============    =============

* Burnham U.S. Treasury Money Market Fund commenced operations on
  October 13, 1999.

The notes are an integral part of these financials.
Notes specific to this fund are on page 38.   U.S. TREASURY MONEY MARKET FUND 35

Burnham U.S.Treasury Money Market Fund Continued


Financial Highlights
For a share outstanding throughout each period.


For The Period Ended December 31,             2000    1999*
-------------------------------------------------------------------------------
Per Share Data
Net asset value:
  Beginning of period ($)                     1.00    1.00

Income from investment operations:
  Net investment income                       0.053   0.010
                                     ------------------------------------------
  Total from investment operations            0.053   0.010

Less distributions:
  Dividends
  (from net investment income)               (0.053) (0.010)
                                     ------------------------------------------
  Total distributions                        (0.053) (0.010)
                                     ------------------------------------------
Net asset value: End of period ($)            1.00    1.00
                                     ==========================================

Total return (%)**                            5.57    1.01
                                     ------------------------------------------
Ratios/Supplemental Data
Net assets,
end of period (in $ 000's)                  133,846  83,382
                                     ------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)(3)                             0.86    0.75'DD'
                                     ------------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)(3)                             0.88    0.86'DD'
                                     ------------------------------------------
Ratio of net income to average
net assets (%)                                5.39    4.66'DD'
                                     ------------------------------------------

 * Burnham U.S. Treasury Money Market Fund commenced operations on October 13, 1999.

** Total return is not annualized for the period 10/13/99 - 12/31/99. Total return would have been lower in the absence of the expense waiver. ++

'DD' Annualized.


                             The notes are an integral part of these financials.
36 U.S. TREASURY MONEY MARKET FUND  Notes specific to this fund are on page 38.

NOTES TO FINANCIAL STATEMENTS

BURNHAM FUND
--------------------------------------------------------------------------------

1 The fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10% of net assets above $300 million (percentages of average daily net assets).

2 The fund pays the adviser 0.60% of its average daily net assets a year, monthly payments. Before May 1, 1999, the fund paid the adviser 0.625% of its average daily net assets in fees.

3 The fund pays the distributor a distribution fee of 0.25% and 0.75% of average daily net assets for Class A and Class B shares, respectively. The fund also pays a service fee of 0.25% for Class B shares. Also, during the year, the distributor earned $137,819 in brokerage commissions from handling securities trades for the fund's portfolio, an $27,741 in sales commissions for selling Class A shares. The distributor received $46,462 in CDSC payments from Class B shares during the year.

4 For Class A shares, the offering price, with maximum 5% sales charge, was $40.74; the redemption price is NAV. For Class B shares the offering price is NAV and the redemption price varies with any CDSC charged.

5 Under an Operating Excess Expense Plan with the Burnham Fund, the adviser has agreed to reduce some or all of its investment advisory fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, excluding dividend expense, interest, extraordinary expenses and taxes, at or below the Fund's expense limitation of 1.34% for Class A and 2.09% for Class B. This limit is voluntary and the adviser could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the adviser since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

  There were no amounts recouped during the year ended December 31, 2000. For the Burnham Fund, year ended December 31, 2000, the Adviser has reimbursed fees in the amount of $114,212. The Fund expenses subject to recoupment total $286,129.

6 The fund paid $99,219,758 to buy long-term equity and debt securities during the year.

7 Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the fund, timing differences and differing characterization of distributions made by the fund. Permanent differences incurred during the year ended December 31, 2000, resulting from differences in book and tax accounting have been reclassified at year end to reflect a decrease to undistributed net investment income of $30,500, and an increase to accumulated net realized gain on investments of $30,500. All of the distributions paid from realized gains were from long-term capital gains.

8 On May 3, 1999, all outstanding Class C shares were reorganized into Class A shares.

9 Officers and trustees of the fund owned approximately 3% of the fund's shares outstanding as of December 31, 2000.

BURNHAM DOW 30'sm' FOCUSED FUND
-------------------------------------------------------------------------------

1 Diamonds are shares of a publicly traded unit investment trust that owns the stocks of the Dow Jones Industrial Average (DJIA) in the same proportion as represented in the DJIA. Diamonds trade on the American Stock Exchange at approximately 99/100th of the value of the DJIA. Diamonds have certain operational expenses that are deducted from the dividends paid to Diamond investors.

2 The fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10% of net assets above $300 million (percentages of average daily net assets).

3 The fund pays the adviser 0.60% of its average daily net assets a year, in monthly payments.

4 The fund pays the distributor a distribution fee of 0.25% of average daily net assets. During the year, the distributor earned $45 in brokerage commissions from handling securities trades for the fund's portfolio.

5 Under an Operating Excess Expense Plan with the Burnham Dow 30'sm' Focused
  Fund, the adviser has agreed to reduce some or all of its investment advisory fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, excluding dividend expense, interest, extraordinary expenses and taxes, at or below the Fund's expense limitation of 1.20%. This limit is voluntary and the adviser could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the adviser since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

  There were no amounts recouped during the year ended December 31, 2000. For the Burnham Dow 30'sm' Focused Fund, year ended December 31, 2000, the Adviser has reimbursed fees in the amount of $111,572. The Fund expenses subject to recoupment total $166,902.

6 The fund paid $38,569 to buy long-term equity securities during the year.

7 Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the fund, timing differences and differing characterization of distributions made by the fund. Permanent differences incurred during the year ended December 31, 2000, resulting from differences in book and tax accounting have been reclassified at year end to reflect a decrease to distributions in excess of net investment income of $4 and a decrease to capital paid in of $4. The fund has unused capital loss carryforwards of $1,299 which expire in 2007.

8 Officers and trustees of the fund owned approximately 67% of the fund's shares outstanding as of December 31, 2000.

  Dow Jones Disclaimer
-------------------------------------------------------------------------------
  Dow Jones & Company, Inc. has no connections with or obligations to the adviser or fund. Dow Jones does not make any representations regarding the advisability of investing in the fund.

   "Dow Jones'sm'," "Dow Jones Industrial Average'sm'" and "DJIA'sm'" and "Dow 30'sm'" are service marks of Dow Jones and Company, Inc. Dow Jones has no relationship to Burnham Dow 30'sm' Focused Fund or its distributor, other than licensing of the Dow Jones Industrial Average (DJIA) and its service marks to the distributor to use in connection with the fund.

                                               NOTES TO FINANCIAL STATEMENTS  37

NOTES TO FINANCIAL STATEMENTS Continued

BURNHAM FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

1 The fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10% of net assets above $300 million (percentages of average daily net assets).

2 The fund pays the adviser 0.75% of its average daily net assets a year, in monthly payments.

3 The fund pays the distributor a distribution fee of 0.25% and 0.75% of average daily net assets for Class A and Class B shares, respectively. The fund also pays a service fee of 0.25% for Class B shares. Also, during the period, the distributor earned $20,670 in brokerage commissions from handling securities trades for the fund's portfolio. The distributor received no CDSC payments during the year.

4 For Class A shares, the offering price, with maximum 5% sales charge, was $14.66; the redemption price is NAV. For Class B shares the offering price is NAV and the redemption price varies with any CDSC charged.

5 Under an Operating Excess Expense Plan with the Burnham Financial Services
  Fund, the adviser has agreed to reduce some or all of its investment advisory fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, excluding dividend expense, interest, extraordinary expenses and taxes, at or below the Fund's expense limitation of 1.60% for Class A and 2.35% for Class B. This limit is voluntary and the adviser could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the adviser since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

  There were no amounts recouped during the year ended December 31, 2000. For the Burnham Financial Services Fund, year ended December 31, 2000, the Adviser has reimbursed fees in the amount of $114,519. The Fund expenses subject to recoupment total $164,080.

6 During the year ended December 31, 2000, the fund paid $17,127,519 to buy long-term equity securities. Written option activity for the fund was as follows:

  Written options                          Number of contracts        Premiums
  Outstanding at December 31, 1999                 120                 $11,882
  Written                                        2,535                 271,701
  Expired                                         (930)                (93,544)
  Closed                                          (220)                (20,434)
  Exercised                                       (565)                (54,938)
                                                 -----                --------
  Outstanding at December 31, 2000                 940                $114,667
                                                 =====                ========


7 Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the fund, timing differences and differing characterization of distributions made by the fund. During the year ended December 31, 2000, the fund recharacterized distributions of $241 from net investment income to capital gains.

8 Securities on which call options were written.

9 Officers and trustees of the fund owned approximately 2% of the fund's shares outstanding as of December 31, 2000.

BURNHAM MONEY MARKET FUND
--------------------------------------------------------------------------------

1 The fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10% of net assets above $300 million (percentages of average daily net assets).

2 The fund pays the adviser 0.45% of its average daily net assets a year, in monthly payments.

3 Under an Operating Excess Expense Plan with the Burnham Money Market Fund, the adviser has agreed to reduce some or all of its investment advisory fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, excluding dividend expense, interest, extraordinary expenses and taxes, at or below the Fund's expense limitation of 0.97%. This limit is voluntary and the adviser could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the adviser since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

  There were no amounts recouped during the year ended December 31, 2000. For the Burnham Money Market Fund, year ended December 31, 2000, the Adviser has reimbursed fees in the amount of $84,107. The Fund expenses subject to recoupment total $128,809.

4 Substantially all of the assets of the fund are owned by customers at the fund's distributor and affiliates.

BURNHAM U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

1 The fund pays the administrator 0.15% of net assets up to $150 million, 0.125% of net assets from $150 million to $300 million, and 0.10% of net assets above $300 million (percentages of average daily net assets).

2 The fund pays the adviser 0.40% of its average daily net assets a year, in monthly payments.

3 Under an Operating Excess Expense Plan with the Burnham U.S. Treasury Money
  Market Fund, the adviser has agreed to reduce some or all of its investment advisory fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, excluding dividend expense, interest, extraordinary expenses and taxes, at or below the Fund's expense limitation of 0.86%. This limit is voluntary and the adviser could change or drop it at any time. Under a plan approved by the Audit Committee on February 16, 2001, any reductions or absorptions made to the Fund by the adviser since May 1, 1999 are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

  There were no amounts recouped during the year ended December 31, 2000. For the Burnham U.S. Treasury Money Market Fund, year ended December 31, 2000, the Adviser has reimbursed fees in the amount of $59,429. The Fund expenses subject to recoupment total $76,226.

4 Substantially all of the assets of the fund are owned by customers at the fund's distributor and affiliates.

38 NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Burnham Investors Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights, all as presented on pages 14 through 38, present fairly, in all material respects, the financial position of Burnham Investors Trust (constituting Burnham Fund, Burnham Dow 30'sm' Focused Fund, Burnham Financial Services Fund, Burnham Money Market Fund and Burnham U.S. Treasury Money Market Fund, hereafter referred to as the "Funds") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

February 16, 2001

[LOGO] BURNHAM
       FINANCIAL GROUP

Distributor:
Burnham Securities, Inc.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

The Burnham Family of Funds aims to give investors the tools to build prudent investment portfolios. The family offers a variety of approaches to equity investing, as well as a choice of money market funds.

                  Burnham U.S.       Burnham           Burnham Dow                     Burnham
                  Treasury Money     Money Market      30 Focused                      Financial
                  Market Fund        Fund              Fund           Burnham Fund     Services Fund
More                                                                                                         More
Conservative                                                                                           Aggressive

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

OFFICERS OF THE TRUST
------------------------------------------------

Jon M. Burnham
President and Chief Executive Officer

Michael E. Barna
Executive Vice President, Treasurer, and Secretary

Debra B. Hyman
Executive Vice President

Frank A. Passantino
First Vice President and Assistant Secretary

Ronald M. Geffen
Vice President

Louis S. Rosenthal
Vice President

BOARD OF TRUSTEES
------------------------------------------------

Chairman
Jon M. Burnham


Honorary Chairman
I.W. Burnham, II


Trustees

Claire B. Benenson

Lawrence N. Brandt

Alvin P. Gutman

William W. Karatz

John C. McDonald

Donald B. Romans

Robert F. Shapiro

Robert M. Shavick

Robert S. Weinberg


                          STATEMENT OF DIFFERENCES
                          ------------------------
 The registered trademark symbol shall be expressed as.................. 'r'
 The service mark symbol shall be expressed as.......................... 'sm'
 The dagger symbol shall be expressed as................................ 'D'
 The double dagger symbol shall be expressed as......................... 'DD'
*Characters normally expressed as superscript shall be preceded by...... 'pp'